Execution Version

AMENDED AND RESTATED BACKSTOP COMMITMENT AGREEMENT
AMONG
THE SECOND LIEN NOTEHOLDER GROUP PARTIES PARTY HERETO,
THE COMMITMENT PARTIES PARTY HERETO
AND
Breitburn Energy Partners LP
AND
each of the Debtors Identified as such herein
Dated as of October 11, 2017

TABLE OF CONTENTS
Page
Article I DEFINITIONS AND CONSTRUCTION    2

Section 1.1	Definitions 2

Section 1.2	Construction 17

Section 1.3	Conflict 18

Section 1.4	Debtors as Parties 18
ARTICLE II BACKSTOP COMMITMENT    18

Section 2.1	The Rights Offering; Subscription Rights; Minimum Allocation
Rights    18

Section 2.2	The Backstop Commitment 20

Section 2.3	Commitment Party Default 21

Section 2.4	Subscription Escrow Account Funding 22

Section 2.5	Closing 23

Section 2.6	Designation and Assignment Rights 24
ARTICLE III PUT OPTION PREMIUM AND EXPENSE REIMBURSEMENT    26

Section 3.1	Put Option Premium Payable by the Company 26

Section 3.2	Payment of the Put Option Premium 26

Section 3.3	Tax Treatment of the Put Option Premium 26

Section 3.4	Expense Reimbursement 27
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMMITMENT PARTIES AND SECOND LIEN NOTEHOLDER GROUP PARTIES    28

Section 4.1	Incorporation 28

Section 4.2	Power and Authority 28

Section 4.3	Execution and Delivery 28

Section 4.4	No Conflict 28

Section 4.5	Consents and Approvals 29

Section 4.6	No Registration 29

Section 4.7	Purchasing Intent 29

Section 4.8	Sophistication; Investigation 29

Section 4.9	No Broker’s Fees 30

Section 4.10	Legend 30

Section 4.11	Agreements of the Commitment Parties 30

Section 4.12	Access to Information 31

Section 4.13	Sufficient Funds 31
Article V REPRESENTATIONS AND WARRANTIES OF THE DEBTORS    31

Section 5.1	Formation 31

Section 5.2	Power and Authority 31

Section 5.3	Execution and Delivery; Enforceability 31

Section 5.4	No Conflict 32

Section 5.5	Consents and Approvals 32

Section 5.6	SEC Documents and Disclosure Statement 32

i

Section 5.7	Absence of Certain Changes 33

Section 5.8	No Violation; Compliance with Laws 33

Section 5.9	Legal Proceedings 33

Section 5.10	Labor Relations 33

Section 5.11	Intellectual Property 34

Section 5.12	Title to Real and Personal Property 34

Section 5.13	Hedging Contracts 36

Section 5.14	No Undisclosed Relationships 36

Section 5.15	Licenses and Permits 36

Section 5.16	Environmental 36

Section 5.17	Tax Returns 38

Section 5.18	Employee Benefit Plans 38

Section 5.19	Internal Control Over Financial Reporting 39

Section 5.20	Financial Condition. 40

Section 5.21	Disclosure Controls and Procedures 40

Section 5.22	Material Contracts 40

Section 5.23	No Unlawful Payments 41

Section 5.24	Compliance with Anti-Money Laundering Laws 41

Section 5.25	Compliance with Sanctions Laws 41

Section 5.26	No Broker’s Fees 42

Section 5.27	Regulated Entities 42

Section 5.28	Insurance 42

Section 5.29	Alternative Transactions 42

Section 5.30	Issuance 42

Section 5.31	No General Solicitation. 43

Section 5.32	Capitalization 43
ARTICLE VI ADDITIONAL COVENANTS    44

Section 6.1	Reasonable Best Efforts 44

Section 6.2	Antitrust Approval 45

Section 6.3	Conduct of Business 46

Section 6.4	Confidentiality 48

Section 6.5	Access to Information, Books and Records 48

Section 6.6	Transition Services Agreement 49

Section 6.7	DTC Eligibility 49

Section 6.8	Registration Rights Agreement; PermianCo Governance
Documents and LegacyCo Organizational Documents    49

Section 6.9	Blue Sky 49

Section 6.10	No Integration; No General Solicitation 50

Section 6.11	Use of Proceeds 50

Section 6.12	Hedging 50

Section 6.13	Joinder of PermianCo 50
ARTICLE VII CONDITIONS TO THE OBLIGATIONS OF THE PARTIES    50

Section 7.1	Conditions to the Obligations of the Commitment Parties and the
Second Lien Noteholder Group Parties    50

Section 7.2	Conditions to the Obligations of the Debtors. 54

Section 7.3	Waiver of Conditions to Obligations 54
ARTICLE VIII INDEMNIFICATION AND CONTRIBUTION    54

Section 8.1	Indemnification Obligations 54

Section 8.2	Indemnification Procedure 55

Section 8.3	Settlement of Indemnified Claims. 56

Section 8.4	Contribution 56

Section 8.5	Treatment of Indemnification Payments 57

Section 8.6	No Survival 57
ARTICLE IX TERMINATION    57

Section 9.1	Consensual Termination 57

Section 9.2	Automatic Termination 57

Section 9.3	Termination by the Commitment Parties or the Second Lien
Noteholder Group Parties    57

Section 9.4	Termination by the Debtors 59

Section 9.5	Effect of Termination 60
ARTICLE X GENERAL PROVISIONS    62

Section 10.1	Notices 62

Section 10.2	Assignment; Third Party Beneficiaries 64

Section 10.3	Prior Negotiations; Entire Agreement 64

Section 10.4	Governing Law; Venue 64

Section 10.5	Waiver of Jury Trial 65

Section 10.6	Execution of Agreement 65

Section 10.7	Waivers and Amendments; Consent 65

Section 10.8	Headings 66

Section 10.9	Specific Performance; Rights Cumulative 66

Section 10.10	Damages 66

Section 10.11	Several, Not Joint and Several, Obligations 66

Section 10.12	No Reliance 66

Section 10.13	Settlement Discussions 67

Section 10.14	Effectiveness 67

Section 10.15	Severability 67

Section 10.16	Interpretation; Representation by Counsel 67

Section 10.17	No Recourse 67

Section 10.18	Publicity 68

EXHIBITS
Exhibit A    Backstop Commitment Parties and Amounts
Exhibit B    Restructuring Support Agreement
Exhibit C    Rights Offering Procedures

SCHEDULES

Schedule 5.12(d)(iii)        Acreage Swaps
Schedule 5.13            Hedging Contracts

AMENDED AND RESTATED BACKSTOP COMMITMENT AGREEMENT
THIS AMENDED AND RESTATED BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of October 11, 2017, is made by and among:

(1)
the undersigned beneficial holders of, or investment managers, advisers, sub-advisers for holders of, Claims against the Debtors under the Second Lien Notes issued pursuant to the Second Lien Notes Indenture (such undersigned holders of Claims under the Second Lien Notes Indenture, collectively, the “Second Lien Noteholder Group Parties”);

(2)
the parties set forth on Exhibit A hereto (each referred to herein, individually, including any permitted transferee hereunder, as a “Commitment Party” and, collectively, as the “Commitment Parties”), each of which is a holder of Claims against the Debtors under (a) the 2020 Senior Notes issued pursuant to the 2020 Senior Notes Indenture and/or (b) the 2022 Senior Notes issued pursuant to the 2022 Senior Notes Indenture; and

(3)	each of the Debtors, including Breitburn Energy Partners LP, a Delaware limited partnership (the “Company”).
Each of the parties identified in the foregoing clauses (1) - (3) is referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
RECITALS
WHEREAS, on May 15, 2016 (the “Petition Date”), the Debtors commenced voluntary cases under the Bankruptcy Code, which are being jointly administered under the caption In re Breitburn Energy Partners LP, et al., Case No. 16-11390 (SMB) (the “Chapter 11 Cases”) in the Bankruptcy Court;
WHEREAS, in connection with the Chapter 11 Cases, the Debtors, the Second Lien Noteholder Group Parties and the Commitment Parties have engaged in good faith, arm’s length negotiations regarding the terms of the Approved Plan, and have entered into the RSA, attached as Exhibit B hereto, pursuant to which the parties thereto have agreed to support approval of the Approved Plan in accordance with the terms thereof;
WHEREAS, in connection with the implementation of the Rights Offering and pursuant to and on the terms and conditions of the Approved Plan, on or immediately prior to the Effective Date, the Debtors or the Reorganized Debtors, as applicable, will effectuate the Restructuring Transactions, including the Reorganization Transactions;
WHEREAS, pursuant to this Agreement, the Approved Plan and the BCA Approval Order, the Company shall be required, on behalf of PermianCo, to implement the Rights Offering on behalf of PermianCo and will, for aggregate proceeds of $775,000,000, (x) issue Minimum Allocation Rights to each of the Commitment Parties for 40% of PermianCo Common Stock at a

price per Share for aggregate proceeds of $310,000,000; and (y) in accordance with the Rights Offering Procedures, issue subscription rights to purchase PermianCo Common Stock to holders of Senior Unsecured Notes (the “Subscription Rights”) and conduct a rights offering representing an aggregate of 60% of PermianCo Common Stock at a price per Share for aggregate proceeds of $465,000,000;
WHEREAS, on the Effective Date, as provided by the Approved Plan, holders of General Unsecured Claims shall receive their pro rata share of either (x) the GUC Cash Pool payable from the proceeds from the Rights Offering or (y) an amount of PermianCo Common Stock equal in value to the GUC Cash Pool, as determined by the Debtors, the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors by no later than the date of the Disclosure Statement Hearing;
WHEREAS, subject to the terms and conditions contained in this Agreement, (A) each Commitment Party has agreed, severally and not jointly, to (x) fully exercise all Minimum Allocation Rights issued to it as a Commitment Party and duly purchase its Initial BCA Percentage of the underlying Minimum Allocation Rights Securities and (y) duly purchase, its Final BCA Percentage of the Unsubscribed Securities, if any, and (B) each Commitment Party shall receive PermianCo Common Stock in respect of the Put Option Premium based upon its respective Initial BCA Percentages at the time the payment is made;
WHEREAS, the Parties, other than the Debtors, entered into the Backstop Commitment Agreement, dated as of September 22, 2017 (the “Original Agreement”); and
WHEREAS, the Parties, other than the Debtors, have agreed pursuant to Section 10.7 to amend and restate the Original Agreement as set forth herein to add the Debtors as Parties.
NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, each of the Parties hereby severally and not jointly agrees as follows:
ARTICLE I

DEFINITIONS AND CONSTRUCTION
Section 1.1    Definitions. Capitalized terms that are used herein but not otherwise defined shall have the meanings ascribed to them in the RSA. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Affiliated Funds of such Person); provided, that for purposes of this Agreement, no Commitment Party shall be deemed an Affiliate of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and

“under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.
“Affiliated Fund” has the meaning set forth in Section 2.6(b).
“Agreement” has the meaning set forth in the Preamble.
“Alternative Transaction” means any dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors, merger, transaction, consolidation, business combination, joint venture, partnership, sale of material assets, financing (debt or equity), refinancing, chapter 11 plan or restructuring transaction (including, for the avoidance of doubt, a transaction premised on one or more material asset sales under section 363 of the Bankruptcy Code or pursuant to a plan), of all or any of the Debtors, other than the transactions contemplated by the Approved Plan and this Agreement or as otherwise consented to by the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
“Anti-Money Laundering Laws” has the meaning set forth in Section 5.24.
“Anticorruption Laws” means all Laws of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Antitrust Authorities” means the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the attorneys general of the several states of the United States and any other Governmental Entity having jurisdiction pursuant to the Antitrust Laws, and “Antitrust Authority” means any of them.
“Antitrust Laws” mean the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, and any other Law governing agreements in restraint of trade, monopolization, pre-merger notification, the lessening of competition through merger or acquisition or anti-competitive conduct, and any foreign investment Laws.
“Available Securities” means the Unsubscribed Securities that any Commitment Party fails to purchase as a result of a Commitment Party Default by such Commitment Party as well as any Minimum Allocation Rights that a Commitment Party fails to exercise for the underlying Minimum Allocation Rights Securities.
“Backstop Commitment” has the meaning set forth in Section 2.2(b).
“Backstop Funding Date” has the meaning set forth in Section 2.4(b).
“Ballots” means the ballot forms distributed in connection with the solicitation of acceptances of the Approved Plan.
“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure and the local rules and general orders of the Bankruptcy Court, as in effect on the Petition Date, together with all amendments and modifications thereto subsequently made applicable to the Chapter 11 Cases.

“Breakup Premium” has the meaning set forth in Section 9.5(b).
“Business Day” means any day, other than a Saturday, Sunday or legal holiday, as defined in Bankruptcy Rule 9006(a).
“Chapter 11 Cases” has the meaning set forth in the Recitals.
“Chosen Court” has the meaning set forth in Section 10.4.
“Claim” means any “claim” against any Debtor as defined in sections 101(5) and 102(2) of the Bankruptcy Code, including, without limitation, any Claim arising after the Petition Date.
“Closing” has the meaning set forth in Section 2.5(a).
“Closing Date” has the meaning set forth in Section 2.5(a).
“Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.
“Commitment Party” has the meaning set forth in the Preamble.
“Commitment Party Default” means the failure by any Commitment Party, by the Backstop Funding Date, in accordance with this Agreement and the Approved Plan, to (a) fully exercise all Minimum Allocation Rights that are issued to it and deliver and pay the aggregate per Share purchase price in respect of the Minimum Allocation Rights Securities issuable to it, (b) deliver and pay the aggregate per Share purchase price for such Commitment Party’s Final BCA Percentage of any Unsubscribed Securities or (c) comply with Sections 2.1(a)(i) or 4.11.
“Commitment Party Replacement” has the meaning set forth in Section 2.3(a).
“Commitment Party Replacement Period” has the meaning set forth in Section 2.3(a).
“Company” has the meaning set forth in the Preamble.
“Company Equity Interests” means all common and preferred equity interests of the Company.
“Company Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to ERISA, other than a Multiemployer Plan, which any of the Debtors sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.
“Confidential Information” means any confidential or proprietary information pertaining to the Debtors or the transactions contemplated hereby that has been or will be provided to certain of the Parties and their respective Representatives by the Company or its Representatives upon request; provided, that Confidential Information shall not include information that: (a) was or is received from a source independent of the Company and its Affiliates (provided, that such source is not known by the applicable Party to be subject to a written obligation of confidentiality owed to the Company), (b) was independently developed by a Party on its own behalf without use of any of the Confidential Information, (c) is or becomes generally available to the public (other than as a result of a disclosure by a Party that is prohibited pursuant to the terms of this Agreement), (d) is disclosed by a Party in connection with any proposed transfer of such Party’s interests and/or obligations under this Agreement, (e) the Company has consented to disclosure of in writing or (f) becomes available to a Party or its Representatives through document production or discovery in connection with the Chapter 11 Cases or other judicial or administrative process, but subject to any confidentiality restrictions imposed by the Chapter 11 Cases or other such process.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Approved Plan.
“Defaulting Commitment Party” means in respect of a Commitment Party Default that is continuing, the applicable defaulting Commitment Party.
“Disclosure Statement Hearing” means the hearing in front of the Bankruptcy Court related to the Disclosure Statement Motion.
“Disclosure Statement Motion” means the motion for an Order, in form and substance reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties that, among other things, seeks (a) approval of the Disclosure Statement; (b) establishment of a voting record date for the Approved Plan; (c) approval of solicitation packages and procedures for the distribution thereof; (d) approval of the forms of Ballots; (e) establishment of procedures for voting on the Approved Plan; (f) establishment of notice and objection procedures for the confirmation of the Approved Plan; and (g) establishment of procedures for the assumption and/or assignment of executory Contracts and unexpired leases under the Approved Plan.
“Disclosure Statement Order” means an Order entered by the Bankruptcy Court, substantially in the form attached to the Disclosure Statement Motion, which Order shall, among other things, approve the Disclosure Statement and the commencement of a solicitation of votes to accept or reject the Approved Plan, and which Order shall be in form and substance reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
“Eligible Offeree” means a holder of Senior Unsecured Notes that is (a) an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act or (b) a Non-U.S. Person.

“Environmental Laws” means all applicable Laws, Orders, decrees, treaties, directives, judgments or legally binding agreements promulgated or entered into by or with any Governmental Entity, relating in any way to the protection of the environment, the preservation or reclamation of natural resources, or the generation, management, Release or threatened Release of, or exposure to, any Hazardous Material.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any of the Debtors, is, or at any relevant time during the past six years was, treated as a single employer under any provision of Section 414 of the Code.
“ERISA Event” means (a) any Reportable Event with respect to a Pension Plan; (b) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by any of the Debtors or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including the imposition of any Lien in favor of any Pension Plan or Multiemployer Plan; (e) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); (f) the receipt by any of the Debtors or any ERISA Affiliate from a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (g) the incurrence by any of the Debtors or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (h) the receipt by any of the Debtors or any ERISA Affiliate of any notice concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical status” (within the meaning of Section 305 of ERISA or Section 432 of the Code); (i) the conditions for imposition of a Lien under Section 303(k) of ERISA or Section 430(k) of the Code shall have been met with respect to any Pension Plan; (j) the adoption of an amendment to a Pension Plan requiring the provision of security to such Pension Plan pursuant to Section 307 of ERISA; (k) the assertion of a material claim (other than routine claims for benefits) against any Company Plan or the assets thereof, or against any of the Debtors in connection with any Company Plan; (l) receipt from the IRS of notice of the failure of any Company Plan (or any other employee benefit plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Company Plan to qualify for exemption from taxation under Section 501(a) of the Code; (m) a withdrawal by any of the Debtors or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA;

or (n) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any of the Debtors or any ERISA Affiliate.
“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts or change.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Existing BBEP Equity Interests” has the meaning set forth in Section 4.11.
“Expense Reimbursement” has the meaning set forth in Section 3.4(a).
“Filing Party” has the meaning set forth in Section 6.2(b).
“Final Backstop Commitment” means, with respect to any Commitment Party, the greater of zero and its (x) Remaining BCA Commitment minus (y) the Rights Offering Purchase Amount.
“Final BCA Percentage” means, with respect to any Commitment Party, the percentage obtained by dividing such Commitment Party’s Final Backstop Commitment by the aggregate of the Final Backstop Commitments of all Commitment Parties. Any reference to “Final BCA Percentage” in this Agreement means the Final BCA Percentage in effect at the time of the relevant determination.
“Final Order” means, as applicable, an Order of the Bankruptcy Court or other court of competent jurisdiction with respect to the relevant subject matter, which has not been reversed, stayed, reconsidered, readjudicated, modified or amended, and as to which the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the Order could be appealed or from which certiorari could be sought or the new trial, reargument or rehearing shall have been denied, resulted in no modification of such Order or has otherwise been dismissed with prejudice; provided, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, as made applicable by Rule 9024 of the Bankruptcy Rules, may be filed relating to such Order shall not cause such Order to not be a Final Order.
“Funding Notice” has the meaning set forth in Section 2.4(a).
“GAAP” means generally accepted accounting principles in the United States.
“General Unsecured Claims” has the meaning set forth in the Approved Plan.
“Governance Term Sheet” means that certain term sheet setting forth the governance of PermianCo following the Effective Date attached as an exhibit to the Approved Plan.
“Governmental Entity” means any U.S. or non-U.S. international, regional, federal, state, municipal or local governmental, judicial, administrative, legislative or regulatory authority, entity, instrumentality, agency, department, commission, court or tribunal of competent jurisdiction (including any branch, department or official thereof).
“GUC Cash Pool” means $500,000 in cash or any greater amount in cash as determined by the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors (with the consent of the Company) by no later than the date of the Disclosure Statement Hearing.
“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature subject to regulation or which can give rise to liability under any Environmental Law other than naturally occurring radioactive material on or inside of equipment wells or Oil and Gas Property to the extent each of the foregoing is in service.
“Hedging Contracts” means: (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and designed to protect the Company or any of its Subsidiaries entering into the agreement against fluctuations in interest rates with respect to indebtedness incurred; (b) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions and designed to protect the Company or any of its Subsidiaries entering into the agreement against fluctuations in currency exchanges rates with respect to indebtedness incurred; (c) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of hydrocarbons used, produced, processed or sold by the Company or any of its Subsidiaries at the time; and (d) other agreements or arrangements designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates, commodity prices or currency exchange rates.
“Hedging Order” means the Order Authorizing Application of Hedge Proceeds to Prepetition First Lien Indebtedness and to Hedge Termination Payments, entered by the Bankruptcy Court on July 19, 2017.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Hydrocarbon Interests” means leasehold and other interests in or under oil, gas and other liquid or gaseous hydrocarbon leases wherever located, mineral fee interests, overriding royalty and royalty interests, net profit interests, and production payment interests relating to oil, gas or other liquid or gaseous hydrocarbons wherever located, including any reserved or residual interest of whatever nature.
“Indemnified Claim” has the meaning set forth in Section 8.2.
“Indemnified Person” has the meaning set forth in Section 8.1.
“Indemnifying Party” has the meaning set forth in Section 8.1.

“Individual BCA Commitment” means the total maximum dollar amount payable by each Commitment Party for PermianCo Common Stock as set forth on Exhibit A (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement). The aggregate Individual BCA Commitment shall equal the Total BCA Commitment of $775,000,000.
“Initial BCA Percentage” means, with respect to any Commitment Party, such Commitment Party’s percentage of the Total BCA Commitment as set forth opposite such Commitment Party’s name under the column titled “Initial BCA Percentage” on Exhibit A (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement), equal to such Commitment Party’s Individual BCA Commitment divided by the Total BCA Commitment. Any reference to “Initial BCA Percentage” in this Agreement means the Initial BCA Percentage in effect at the time of the relevant determination.
“Intellectual Property Rights” has the meaning set forth in Section 5.11.
“Investment Company Act” has the meaning set forth in Section 5.27.
“Joinder Agreement” has the meaning set forth in Section 2.6(c).
“Joint Filing Party” has the meaning set forth in Section 6.2(c).
“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.
“LegacyCo” means the newly formed Delaware corporation or limited liability company (treated as a partnership for Tax purposes), which formation as a corporation or limited liability company shall be in the sole discretion of the Requisite Consenting Second Lien Creditors. LegacyCo will be, as of the Effective Date, the ultimate parent company of the Reorganized Debtors, and that, in accordance with the Restructuring Transactions, inter alia, will be the issuer of the LegacyCo Units to the Company pursuant to the Approved Plan and the transferee of the assets (other than the Permian Assets) of the Company (including equity interests of Subsidiaries).
“LegacyCo LLC Agreement” means the limited liability company agreement of LegacyCo, the form of which shall be included in the Plan Supplement and shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors and in accordance with the Approved Plan.
“LegacyCo Organizational Documents” means the LegacyCo LLC Agreement and the certificate of formation and/or other organizational documents of LegacyCo, which shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors.
“LegacyCo Units” means the common equity issued by LegacyCo.
“Legal Proceedings” means legal, governmental, administrative, judicial or regulatory investigations, audits, actions, suit, claims, arbitrations, demands, demand letters, claims, notices of noncompliance or violations, or proceedings.

“Lien” means any lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title, lien or judicial lien as defined in Sections 101(36) and (37) of the Bankruptcy Code or other restrictions of a similar kind.
“Losses” has the meaning set forth in Section 8.1.
“Material Adverse Effect” means any individual Event or series of Events that, individually or in the aggregate, (a) has, or would reasonably be expected to have, a material and adverse effect on the business, assets, properties, liabilities, finances, results of operations or condition (financial or otherwise) of the Debtors and their Subsidiaries, taken as a whole, or (b) prevents, materially delays or materially impairs or would be reasonably expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement or the RSA; provided, that, for the purposes of clause (a), none of the following, either alone or in combination, will constitute a Material Adverse Effect:  (i) of any change after the date hereof in the United States or foreign economies or securities or financial markets in general or that generally affects any industry in which the Debtors primarily operate; (ii) of any change after the date hereof arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions; (iii) of any changes in applicable Laws or GAAP; (iv) resulting from the filing or pendency of the Chapter 11 Cases or actions taken in connection with the Chapter 11 Cases that are directed by the Bankruptcy Court and made in compliance with the Bankruptcy Code; (v) resulting from the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated hereby; (vi) resulting directly from any act of any of the Debtors and their Subsidiaries taken after the date hereof with the prior written consent of the Commitment Parties or (vii) any reduction in the accounting or carrying value of any of the assets of the Debtors or their Subsidiaries, as required by GAAP (it being understood that the foregoing shall not preclude any assertion that the facts or occurrences giving rise to or contributing to such reduction should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect); provided, that the exceptions set forth in clauses (i) through (iii) of this definition shall not apply to the extent that such described Event has a disproportionately adverse impact on the Debtors, taken as a whole, as compared to other companies in the industries in which the Debtors operate.
“Material Contract” means all “plans of acquisition, reorganization, arrangement, liquidation or succession” and “material contracts” (as such terms are defined in Items 601(b)(2) and 601(b)(10) of Regulation S-K under the Exchange Act) to which any Debtor is a party.
“Minimum Allocation Rights” means the rights issued to the Commitment Parties equal to 40% of the PermianCo Common Stock to be issued on the Closing Date to the Commitment Parties in connection with their exercise of the Minimum Allocation Rights (subject to the dilution for the Put Option Premium, any Shares issued after the Closing Date and on account of any Shares to be issued under any long-term management incentive plan in respect of PermianCo).

“Minimum Allocation Rights Securities” means the Shares underlying the Minimum Allocation Rights. In the aggregate, the Minimum Allocation Rights Securities shall represent Shares equal in value to $310,000,000.
“Minimum Cash Balance” has the meaning set forth in the Approved Plan.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any of the Debtors or any ERISA Affiliate is making or accruing an obligation to make contributions, or each such plan with respect to which any such entity has any liability or obligation (including on account of an ERISA Affiliate).
“New Exit Facility” means a new senior secured amended and restated term loan facility and a new senior secured amended and restated revolving facility that shall become effective on the Effective Date of the Approved Plan.
“Non-U.S. Person” means a “non-U.S. person” as defined in Regulation S under the Securities Act.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Oil and Gas” means petroleum, natural gas and other related hydrocarbons or minerals or any of them and all other substances produced or extracted in association therewith.
“Oil and Gas Properties” means Hydrocarbon Interests and contracts executed in connection therewith and all tenements, hereditaments, appurtenances, and properties belonging, affixed or incidental to such Hydrocarbon Interests, including any and all property and situated upon or to be situated upon, and used, built for use, or useful in connection with the operating, working or developing of such Hydrocarbon Interests, including any and all petroleum and/or natural gas wells, buildings, structures, field separators, liquid extractors, plant compressors, pumps, pumping units, field gathering systems, pipelines, tank and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, liters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, taping, tubing and rods, surface leases, rights-of-way, easements and servitudes, and all additions, substitutions, replacements for, and fixtures and attachments thereto.
“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.
“Original Agreement” has the meaning set forth in the Recitals.
“Party” has the meaning set forth in the Preamble.
“PBGC” means the Pension Benefit Guaranty Corporation, or any Governmental Entity succeeding to any of its principal functions under ERISA.
“Pension Plan” means any employee pension benefit plan, as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan), subject to the provisions of Title IV of ERISA or Section 412 or 430 of the Code or Section 302 of ERISA, and (i) sponsored or maintained

(at the time of determination or at any time within the six years prior thereto) by any of the Debtors or any ERISA Affiliate, or with respect to which any such entity has any actual or contingent liability or obligation or (ii) in respect of which any of the Debtors or any ERISA Affiliate is (or, if such plan were terminated, could under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Permian Assets” has the meaning set forth in the Approved Plan.
“PermianCo” means a newly formed Delaware corporation which will acquire all of the equity of a newly formed Delaware limited liability company to which the Permian Assets will be contributed pursuant to the Approved Plan and which will not be an Affiliate of the Company prior to the Effective Date.
“PermianCo Common Stock” means the common stock of PermianCo.
“PermianCo Governance Documents” means the certificate of incorporation, bylaws and Registration Rights Agreement of PermianCo, which shall be in form and substance reasonably satisfactory to the Requisite Commitment Parties and in accordance with the Approved Plan and the Governance Term Sheet.
“Permitted Liens” means (a) Liens for Taxes that (i) are not yet delinquent or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (b) landlord’s, operator’s, vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other similar Liens for labor, materials or supplies or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of oil and gas properties provided with respect to any Real Property or personal property incurred in the ordinary course of business consistent with past practice and as otherwise not prohibited under this Agreement that have been filed on a schedule with the Bankruptcy Court in connection with the Chapter 11 Cases or, if not so filed, for amounts that are not more than 120 days delinquent and that do not materially detract from the value of, or materially impair the use of, any material Real Property or personal property of any of the Debtors for the operation of the Debtors’ business, or, if for amounts that do materially detract from the value of, or materially impair the use of, any material Real Property or personal property of any of the Debtors, if such Lien is being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (c) zoning, building codes and other land use Laws regulating the use or occupancy of any Real Property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such Real Property; provided, that no such zoning, building codes and other land use Laws prohibit the use or occupancy of such Real Property for the operation of the Debtors’ business; (d) easements, covenants, conditions, minor encroachments, restrictions on transfer and other similar matters affecting title to any Real Property (including any title retention agreement) and other title defects and encumbrances that do not or would not materially impair the ownership, use or occupancy of such Real Property or the operation of the Debtors’ business; (e) Liens granted under any Contracts (including joint operating agreements, oil and gas leases, unitization and pooling agreements, farmout agreements, joint development agreements, transportation agreements, marketing agreements, seismic licenses and other similar operational oil and gas agreements), in each case, to the extent the same are ordinary and customary in the oil and gas business and do not or would not materially impair the ownership, use or occupancy of any Real Property for the operation of the Debtors’ business or, if such claim does materially impair such ownership, use, occupancy or operation, are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (f) mortgages on a lessor’s interest in a lease or sublease; provided, that no foreclosure proceedings have been duly filed (unless, in such case, such mortgage has been fully subordinated to all of the lessee’s rights under the applicable lease by statute or otherwise); (g) Liens and Claims granted to the agents and the lenders to secure obligations outstanding under the New Exit Facility; (h) Liens granted to secure Hedging Contracts entered into prior to or on the Effective Date in the ordinary course of business and not for speculative purposes in accordance with the Hedging Order; (i) Liens arising solely from royalties, overriding royalties, revenue interests, net revenue interests, net profit interests, reversionary interests, production payments, preferential rights of purchase, working interests and other similar interests which exist pursuant to the terms of (x) the oil and gas leases of the Debtors as such leases existed as of March 1, 2017 or, if acquired or entered into after such date, as originally entered into by a Debtor or as of the date of such acquisition, as applicable, or (y) instruments otherwise filed of record (or for which a memorandum identifying or referencing such interest is filed of record) in the appropriate public records as of March 1, 2017; (j) Liens and Claims that, pursuant to the Approved Plan and the Confirmation Order, will be discharged and released on the Effective Date and (k) Liens described in the SEC Documents or the financial statements referred to in Section 5.20 as disclosed to the Parties prior to the date of this Agreement.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, associate, trust, Governmental Entity or other entity or organization.
“Petition Date” has the meaning set forth in the Recitals.
“Plan Supplement” means the forms of certain documents effectuating the transactions contemplated in the Approved Plan and RSA, which documents shall be filed with the Clerk of the Bankruptcy Court prior to confirmation.
“Put Option” has the meaning set forth in Section 2.2(a).
“Put Option Premium” has the meaning set forth in Section 3.1(a).
“Real Property” means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any of the Debtors, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof.
“Registration Rights Agreement” has the meaning set forth in Section 6.8(a).
“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person, (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing or (c) any co-managed entity of such Person.
“Related Transferee” has the meaning set forth in Section 2.6(b).
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating.
“Remaining BCA Commitment” means, with respect to any Commitment Party, the remaining dollar amount that such Commitment Party is committed to fund in respect of the Rights Offering and the Backstop Commitment after giving effect to the exercise by such Commitment Party of its Initial BCA Percentage of the Minimum Allocation Rights Securities, as set forth on Exhibit A (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement). The aggregate Remaining BCA Commitment shall equal $465,000,000.
“Reorganization Transactions” means the transactions, which shall be mutually acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, to be undertaken in connection with the implementation of the Rights Offering, on the terms set forth in the Approved Plan, on or immediately prior to the Effective Date pursuant to which the Debtors, or the Reorganized Debtors, as applicable, will effectuate a corporate reorganization whereby the Debtors’ assets and business operations will be segregated into PermianCo and LegacyCo. The Reorganization Transactions shall be as set forth in the Approved Plan and otherwise acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties in all respects.
“Reorganized Debtors” means the Debtors as reorganized pursuant to the terms of the Approved Plan.
“Replacing Commitment Parties” has the meaning set forth in Section 2.3(a).
“Reportable Event” means any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30 day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Pension Plan.
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, consultants, investment bankers, attorneys, accountants, advisors and other representatives.
“Requirement of Law” means, as to any Person, any Law or determination of a Governmental Entity, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.
“Requisite Commitment Parties” means, at any relevant time, the Commitment Parties (and their Related Transferees and any other permitted transferee that acquires any portion of a Commitment Party’s Backstop Commitment (including, for the avoidance of doubt, any Minimum Allocation Rights) (but only to the extent of such acquired Backstop Commitment) and becomes bound to this Agreement as required hereunder pursuant to a Joinder Agreement) representing a minimum of 67% of the Total BCA Commitments as of the time that the relevant consent or approval is determined.
“Restructuring Transactions” has the meaning set forth in the Approved Plan.
“Rights Offering” means the rights offering that is backstopped by the Commitment Parties in respect of the Rights Offering Securities pursuant to and in accordance with this Agreement, the Approved Plan and the Rights Offering Procedures.
“Rights Offering Expiration Time” means the time and the date on which the subscription form or Ballots must be duly delivered to the Rights Offering Subscription Agent in accordance with the Rights Offering Procedures, together with the applicable per Share purchase price.
“Rights Offering Participants” means those Persons who duly subscribe for Rights Offering Securities in accordance with the Rights Offering Procedures, including any Commitment Parties.
“Rights Offering Procedures” means the procedures with respect to the Rights Offering attached hereto as Exhibit C that are approved by the Bankruptcy Court pursuant to the BCA Approval Order, which approved procedures, to the extent different from such attachment, shall be reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
“Rights Offering Purchase Amount” means, with respect to any Commitment Party, the aggregate purchase price in respect of the amount of Rights Offering Securities such Commitment Party (and its Related Transferees) has purchased in connection with their exercise of Subscription Rights in the Rights Offering, if any.
“Rights Offering Securities” means the Shares representing 60% of the aggregate Shares to be issued on the Closing Date (subject to dilution for the Put Option Premium, any shares of PermianCo Common Stock issued after the Effective Date and on account of any shares of PermianCo Common Stock to be issued under any long-term management incentive plan in respect of PermianCo), which amount shall be reduced to the extent that holders of General Unsecured Claims receive an amount of PermianCo Common Stock equal in value to the GUC Cash Pool. For the avoidance of doubt, the Rights Offering Securities do not include the Minimum Allocation Rights Securities.
“Rights Offering Subscription Agent” means a subscription agent reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
“RSA” means that certain Amended and Restated Restructuring Support Agreement entered into by and among the Debtors, Consenting Second Lien Creditors (which Consenting Second Lien Creditors also constitute Second Lien Noteholder Group Parties) and the Consenting Senior Unsecured Creditors (which also constitute Commitment Parties hereunder), dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof).
“Sanctioned Person” has the meaning set forth in Section 5.25.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of Commerce or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Documents” has the meaning set forth in Section 5.6.
“Second Lien Noteholder Group” means the ad hoc group of holders of the Second Lien Notes.
“Second Lien Noteholder Group Parties” has the meaning set forth in the Preamble.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” means shares of PermianCo Common Stock.
“Subscription Escrow Account” has the meaning set forth in Section 2.4(a).
“Subscription Escrow Agreement” has the meaning set forth in Section 2.4(b).
“Subscription Rights” has the meaning set forth in the Recitals.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than 50% of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body or (c) has the power to direct the business and policies.
“Taxes” means all taxes, assessments, duties, levies or other mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group.

“Total BCA Commitment” means the aggregate of the Individual BCA Commitments, amounting to $775,000,000.
“Transfer” means to sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions) in which any Person receives the right to own or acquire, or becomes obligated under this Agreement with respect to, any current or future interest in a Subscription Right, Minimum Allocation Right, a Claim in respect of the Senior Unsecured Notes, a Rights Offering Security, a Minimum Allocation Right Security, a Share of PermianCo Common Stock or a Transferred Backstop Commitment.
“Transition Services Agreement” means that certain transition services agreement, to be entered into between LegacyCo and PermianCo on the Effective Date, substantially in the form attached to the Plan Supplement, which Transition Services Agreement shall be consistent with the Approved Plan and otherwise reasonably acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
“Unsubscribed Securities” means the Rights Offering Securities that have not been duly purchased by the Rights Offering Participants in accordance with the Rights Offering Procedures and the Approved Plan.
“willful or intentional breach” has the meaning set forth in Section 9.5(a).
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan.
Section 1.2    Construction. In this Agreement, unless the context otherwise requires:
(a)    references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;
(b)    the division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement;
(c)    references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;
(d)    words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;
(e)    the words “hereof,” “herein,” “hereto,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement unless the context otherwise requires;

(f)    the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented and all exhibits and schedules hereto;
(g)    “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it;
(h)    references to “day” or “days” are to calendar days;
(i)    when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and, if the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day;
(j)    references to “the date hereof” means the date of this Agreement;
(k)    unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and
(l)    references to “dollars” or “$” are to United States of America dollars.
Section 1.3    Conflict. In the event of any inconsistencies between the terms of this Agreement (without reference to the Exhibits) and the Approved Plan or the RSA, the terms of this Agreement shall control.
Section 1.4    Debtors as Parties. If there is a subsequent termination of this Agreement by the Debtors pursuant to Section 9.4, any and all provisions of the Agreement referencing “Weil,” the “Debtor,” or “Debtors” are, and shall continue to be, in full force and effect with respect to the other Parties as if such provisions were written without reference to “Weil,” the “Debtor,” or “Debtors,” and this Agreement shall be in full force and effect with respect to each other Party.

ARTICLE II

BACKSTOP COMMITMENT
Section 2.1    The Rights Offering; Subscription Rights; Minimum Allocation Rights.
(a)    On and subject to the terms and conditions hereof, including entry of the BCA Approval Order:
(i)    after entry of the Confirmation Order but prior to the Effective Date, the Commitment Parties shall form PermianCo, which shall be taxable as a corporation for U.S. federal income tax purposes;

(ii)    prior to the Effective Date, the Company, on behalf of PermianCo, shall conduct the Rights Offering pursuant to and in accordance with the Rights Offering Procedures, this Agreement and the Approved Plan, and issue the Subscription Rights and the Minimum Allocation Rights;
(iii)    the Company, on behalf of PermianCo, will offer the Minimum Allocation Rights to the Commitment Parties that are Commitment Parties prior to the commencement of the Rights Offering in proportion to their Initial BCA Percentage. Each Commitment Party shall, on a several and neither joint nor joint and several basis, exercise the Minimum Allocation Rights issued to and held by such Commitment Party pursuant to and in accordance with this Agreement and the Approved Plan at the Closing; and
(iv)    the Company, on behalf of PermianCo, shall conduct the Rights Offering pursuant to and in accordance with the Rights Offering Procedures, this Agreement and the Approved Plan, and issue the Subscription Rights.
(b)    If reasonably requested by the Requisite Commitment Parties, from time to time prior to the Rights Offering Expiration Time (and any extensions thereto), the Rights Offering Subscription Agent shall notify, within two Business Days of receipt of such request by the Rights Offering Subscription Agent, the Commitment Parties of the aggregate number of Subscription Rights known by the Rights Offering Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request.
(c)    The Rights Offering and Rights Offering Securities, the offer and sale of the Unsubscribed Securities purchased by the Commitment Parties pursuant to this Agreement and the issuance of the Minimum Allocation Rights Securities in respect of the exercise of the Minimum Allocation Rights will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D thereunder or another available exemption from registration under the Securities Act, and the Disclosure Statement shall include a statement to such effect. The issuance of PermianCo Common Stock in respect of the Put Option Premium will be made in reliance on the exemption from registration pursuant to section 1145 of the Bankruptcy Code and the Disclosure Statement shall include a statement to such effect. The issuance of PermianCo Common Stock in respect of the Minimum Allocation Rights will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D thereunder or another available exemption from registration under the Securities Act.
(d)    Eligible Offerees (including the Commitment Parties) as of a record date to be reasonably acceptable to the Debtors, the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors will receive Subscription Rights from the Company to purchase, at a purchase price per Share, up to its pro rata share (measured as (i) the principal amount of Senior Unsecured Notes divided by (ii) the aggregate amount of all Senior Unsecured Notes) of the Rights Offering Securities.
(e)    The Ballots shall provide a place, or shall be accompanied by a subscription form, whereby each Eligible Offeree may exercise its Subscription Rights in whole or in part. The Subscription Rights may be exercised during the offering period specified in the Rights Offering

Procedures, which offering period shall be reasonably acceptable to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, and as may be extended one or more times as agreed to by the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties. The Approved Plan and the Rights Offering Procedures shall provide that in order to exercise its Subscription Rights, each Eligible Offeree (including the Commitment Parties) shall, prior to the Rights Offering Expiration Time, return a duly executed Ballot (or subscription form), to the Rights Offering Subscription Agent and pay an amount equal to the aggregate purchase price for the amount of Rights Offering Securities elected to be purchased by such Eligible Offeree by wire transfer of immediately available funds prior to the Rights Offering Expiration Time to the Subscription Escrow Account; provided, that the Commitment Parties shall not be required to deposit such funds until two Business Days prior to the Closing Date. The exercise of a Subscription Right by an Eligible Offeree is irrevocable unless the Rights Offering is not consummated. If the Rights Offering Subscription Agent for any reason does not receive from an Eligible Offeree a timely and duly completed Ballot (or subscription form, if applicable), and if the payment is not timely deposited in the Subscription Escrow Account for the Rights Offering Securities elected to be exercised by such Eligible Offeree, the Approved Plan shall provide that, unless otherwise approved by the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, such Eligible Offeree shall be deemed to have relinquished and waived its right to exercise Subscription Rights in the Rights Offering. For the avoidance of doubt, notwithstanding the foregoing, the funding obligations, timing and procedures for the Commitment Parties are set forth in Section 2.4.
Section 2.2    The Backstop Commitment.
(a)    On and subject to the terms and conditions hereof, including entry of the BCA Approval Order, each Commitment Party hereby agrees to fund its Final Backstop Commitment and grants to the Company an option (collectively, the “Put Option”) to require such Commitment Party to purchase Unsubscribed Securities on the Closing Date subject to the terms and conditions of this Agreement, and the Company shall have the right to enforce the Put Option on behalf of PermianCo.
(b)    Upon the exercise of the Put Option, each Commitment Party agrees, severally and not jointly, to purchase, and the Company shall sell on behalf of PermianCo to such Commitment Party, on the Closing Date, the number of Unsubscribed Securities equal to (x) such Commitment Party’s Final BCA Percentage multiplied by (y) the aggregate number of Unsubscribed Securities, rounded among the Commitment Parties solely to avoid fractional shares as the Requisite Commitment Parties may determine. The obligations of the Commitment Parties described in Section 2.1(a)(i) and Section 2.2(b) shall be referred to as the “Backstop Commitment.” The Company may exercise the Put Option by delivery to each Commitment Party of a written put election notice, provided, that the Put Option shall automatically and irrevocably be deemed to have been exercised by the Company without the need for delivery of written notice or the taking of any other further action by the Company or any other any Person, if the conditions set forth in Section 7.1(f) shall have been satisfied or waived in accordance with this Agreement. The purchase price payable by each Commitment Party in respect of each Unsubscribed Security that such Commitment Party is obligated to purchase under its Backstop Commitment shall be a per Share purchase price equivalent to the per Share purchase price for the Minimum Allocation Rights Securities and the Rights Offering Securities.
Section 2.3    Commitment Party Default.
(a)    Upon the occurrence of a Commitment Party Default, each Commitment Party (other than any Defaulting Commitment Party) shall have the right, but not the obligation, within five Business Days after receipt of written notice from the Company to all Commitment Parties of such Commitment Party Default, which notice shall be given promptly following the occurrence of such Commitment Party Default and to all Commitment Parties substantially concurrently (such five Business Day period, the “Commitment Party Replacement Period”), to make arrangements for one or more of the Commitment Parties (other than any Defaulting Commitment Party) to purchase all or any portion of the Available Securities (such purchase, a “Commitment Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts as may be agreed upon by all of the Commitment Parties electing to purchase all or any portion of the Available Securities, or, if no such agreement is reached, based upon the relative applicable Initial BCA Percentages of any such Commitment Parties (such Commitment Parties, the “Replacing Commitment Parties”). Any such Available Securities purchased by a Replacing Commitment Party (and any commitment and applicable aggregate purchase price associated therewith) shall be included, among other things, in the determination of (w) Minimum Allocation Rights of such Replacing Commitment Party for all purposes hereunder, (x) the Unsubscribed Securities of such Replacing Commitment Party for all purposes hereunder, (y) the Initial BCA Percentage of such Replacing Commitment Party for purposes of Section 3.1(a) and (z) the Backstop Commitment of such Replacing Commitment Party for purposes of the definition of Requisite Commitment Parties. If a Commitment Party Default occurs, the Outside Date shall be delayed only to the extent necessary to allow for the Commitment Party Replacement to be completed within the Commitment Party Replacement Period.
(b)    No Commitment Party shall have any liability for the Backstop Commitment of any other Commitment Party. Nothing in this Agreement shall be deemed to require a Commitment Party to purchase more than its Initial BCA Percentage of the Minimum Allocation Rights Securities or Final BCA Percentage of the Unsubscribed Securities. If a Commitment Party is a Defaulting Commitment Party, it shall not be entitled to, and shall be deemed to have irrevocably forfeited its rights to receive, any of the Put Option Premium or Breakup Premium hereunder, as applicable, and the Replacing Commitment Parties shall instead be entitled to such Put Option Premium or Breakup Premium, as applicable, ratably in proportion to their respective Commitment Party Replacement.
(c)    For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 9.5 but subject to the limitations set forth in Section 10.9 and Section 10.10, no provision of this Agreement shall relieve any Defaulting Commitment Party from liability hereunder, or limit the availability of the remedies set forth in Section 10.9, in connection with any such Defaulting Commitment Party’s Commitment Party Default.

Section 2.4    Subscription Escrow Account Funding.
(a)    Funding Notice. No later than the fifth Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall, on behalf of the Company, deliver to each Commitment Party (and their respective counsels and financial advisors) a written notice (which may be provided by electronic mail) (the “Funding Notice”) setting forth (i) a true and accurate calculation of (A) the number of Rights Offering Securities elected to be purchased by the Rights Offering Participants and the aggregate purchase price therefor (which shall additionally separately show the Rights Offering Purchase Amount); (B) the aggregate number of Unsubscribed Securities, if any, and the aggregate purchase price therefor; and (C) the aggregate number of Unsubscribed Securities to be issued and sold by the Company on behalf of PermianCo to such Commitment Party (based upon such Commitment Party’s Final BCA Percentage) and the aggregate purchase price therefor; and (ii) the escrow account to which such Commitment Party shall deliver and pay the aggregate purchase price for such Commitment Party’s Final BCA Percentage of the Unsubscribed Securities along with the aggregate purchase price for the Minimum Allocation Rights Securities and the Rights Offering Securities, if any (such escrow account, or other segregated account of the Rights Offering Subscription Agent, the “Subscription Escrow Account”). The Rights Offering Subscription Agent shall promptly provide any written backup, information and documentation relating to the information contained in the applicable Funding Notice as any Commitment Party may reasonably request.
(b)    Subscription Escrow Account Funding. On the Business Day before the Closing Date (the “Backstop Funding Date”), each Commitment Party shall deliver and pay an amount equal to the sum of:
(i)    the aggregate purchase price for such Commitment Party’s Initial BCA Percentage of the Minimum Allocation Rights Securities issued pursuant to the Minimum Allocation Rights; plus
(ii)    the aggregate purchase price for the PermianCo Common Stock issuable pursuant to such Commitment Party’s exercise of Subscription Rights, if any, issued to it in the Rights Offering; plus
(iii)    the aggregate purchase price for such Commitment Party’s Final BCA Percentage of the Unsubscribed Securities,
by wire transfer of immediately available funds in U.S. dollars into the Subscription Escrow Account in satisfaction of such Commitment Party’s Backstop Commitment, including its obligations to fully exercise its Minimum Allocation Rights, and for the payment of the aggregate purchase price for Subscription Rights, if any, exercised by such Commitment Party. The Subscription Escrow Account shall be established with an escrow agent satisfactory to the Debtors, the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors pursuant to an escrow agreement in form and substance reasonably satisfactory to the Debtors, the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors (or, if the Subscription Escrow Account is a segregated account of the Rights Offering Subscription Agent, such account and related procedures shall be reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien

Creditors and the Requisite Commitment Parties) (the “Subscription Escrow Agreement”). If this Agreement is terminated in accordance with its terms or the Rights Offering is terminated for any reason, the funds held in the Subscription Escrow Account shall be released, and each Commitment Party (and each other Rights Offering Participant) shall receive from the Subscription Escrow Account the cash amount actually funded to the Subscription Escrow Account by such Commitment Party (and each other Rights Offering Participant), without any interest, as soon as practicable following such termination.
Section 2.5    Closing.
(a)    Subject to Article IX, unless otherwise mutually agreed in writing among the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, the closing of the Backstop Commitments (the “Closing”) shall take place at the offices of Akin Gump, One Bryant Park, New York, NY 10036, at 9:30 a.m., New York City time, on the date that is three Business Days after the date on which all of the conditions set forth in Article VII shall have been satisfied or waived in accordance with this Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), which shall also be the Effective Date under the Approved Plan. The date on which the Closing actually occurs shall be referred to herein as the “Closing Date.”
(b)    At the Closing, the funds held in the Subscription Escrow Account shall be released and utilized as set forth in, and in accordance with, the Approved Plan and, if applicable, the Subscription Escrow Agreement.
(c)    At the Closing, issuance of the PermianCo Common Stock in connection with (x) the purchase of the Unsubscribed Securities, (y) the purchase of the Rights Offering Securities, if any, on account of the exercise of Subscription Rights and (z) the purchase of the Minimum Allocation Rights Securities will be made by PermianCo to each Commitment Party (or to the account of its designee in accordance with Section 2.6(a)) against payment therefor, in satisfaction of such Commitment Party’s Backstop Commitment, including its obligations to fully exercise its Minimum Allocation Rights, and for the payment of the aggregate purchase price for Subscription Rights, if any, exercised by such Commitment Party. In addition, the issuance of the PermianCo Common Stock in respect of the Put Option Premium shall also be issued to the Commitment Parties as set forth in Sections 3.1 and 3.2. Unless a Commitment Party requests delivery of a physical stock certificate, the entry of any PermianCo Common Stock to be delivered pursuant to this Section 2.5(c) into the account of a Commitment Party pursuant to PermianCo’s book entry procedures and delivery to such Commitment Party of an account statement reflecting the book entry of such Unsubscribed Securities shall be deemed delivery of such Unsubscribed Securities for purposes of this Agreement, it being understood that such book entry procedures may be those of a transfer agent acting on behalf of PermianCo in such capacity, satisfactory to the Requisite Commitment Parties. Notwithstanding anything to the contrary in this Agreement, all PermianCo Common Stock to be delivered to the Commitment Parties will be delivered with all issue, stamp, transfer, sales and use, or similar transfer Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by PermianCo.

Section 2.6    Designation and Assignment Rights.
(a)    Each Commitment Party shall have the right to designate by written notice to PermianCo (if formed) and the Company no later than two Business Days prior to the Closing Date that some or all of the Unsubscribed Securities that such Commitment Party is required to purchase in accordance with Section 2.2, Rights Offering Securities delivered in connection with the exercise of Subscription Rights (if any), the Minimum Allocation Rights Securities that it is obligated to purchase hereunder and the PermianCo Common Stock in respect of the Put Option Premium be issued in the name of, and delivered to, one or more of its Related Transferees (other than any portfolio company of such Commitment Party or its Affiliates) upon receipt by the Company on behalf of PermianCo of payment therefor in accordance with the terms hereof, which notice of designation shall (i) be addressed to PermianCo and the Company and signed by such Commitment Party and each such Related Transferee, (ii) specify the number of Unsubscribed Securities delivered in connection with the exercise of Subscription Rights (if any) and/or the Minimum Allocation Rights Securities that it is obligated to purchase hereunder and the PermianCo Common Stock in respect of the Put Option Premium to be delivered to or issued in the name of such Related Transferee and (iii) contain a confirmation by each such Related Transferee of the accuracy of the representations set forth in Sections 4.6 through 4.12 as applied to such Related Transferee in respect of the Unsubscribed Securities (or any other PermianCo Common Stock not issued in reliance on section 1145 of the Bankruptcy Code); provided, that no such designation pursuant to this Section 2.6(a) shall relieve such Commitment Party from its obligations under this Agreement.
(b)    Each Commitment Party shall have the right to Transfer all or any portion of its Individual BCA Commitment (together with a pro rata amount of its Minimum Allocation Rights) to (i) one or more of its Affiliates or any investment fund the primary investment advisor to which is such Commitment Party, the investment advisor of such Commitment Party or an Affiliate thereof (an “Affiliated Fund”) or (ii) one or more special purpose vehicles that are wholly-owned by such Commitment Party and for one or more of its Affiliated Funds, created for the purpose of holding such Backstop Commitment or holding debt or equity of the Debtors, and with respect to which such Commitment Party under this clause (ii) either (A) has provided an adequate equity support letter or a guarantee of such special purpose vehicle’s Backstop Commitment in form and substance reasonably acceptable to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties or (B) otherwise remains obligated to fund the Backstop Commitment to be Transferred until the consummation of the Approved Plan; provided, that the equity of such special purpose vehicle shall not be transferable other than to such Persons described in clause (i) or (ii) of this Section 2.6(b), and in such manner, as such Commitment Party’s Backstop Commitment is transferable pursuant to this Section 2.6(b) (each of the Persons referred to in clauses (i) and (ii), a “Related Transferee”).
(c)    With respect to any transferee that is not a Related Transferee of a Commitment Party, each Commitment Party may Transfer, on one or more occasions, any amount of its Individual BCA Commitment (together with a pro rata amount of its Minimum Allocation Rights), to any Person so long as such transferee agrees, pursuant to a joinder agreement in form and substance satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors, and Requisite Commitment Parties (a “Joinder Agreement”) (including, for the avoidance of doubt, the agreements and commitments set forth in Section 4.11), to be bound by the obligations of such Commitment Party under this Agreement, and each of such Commitment Party, and such transferee shall have duly executed and delivered a copy of such Joinder Agreement to counsel for the Debtors, the Commitment Parties, and the Second Lien Noteholder Group Parties. Except with respect to a Transfer to a Commitment Party or Related Transferee, (i) the Debtors and the Requisite Consenting Second Lien Creditors, acting in good faith, shall have determined, in their reasonable discretion after due inquiry and investigation, that the proposed transferee is reasonably capable of fulfilling such obligations, or (ii) absent such a determination, the proposed transferee shall have deposited into an escrow account under arrangements satisfactory to the Debtors and the Requisite Consenting Second Lien Creditors funds sufficient, in the reasonable determination of the Debtors and the Requisite Consenting Second Lien Creditors, to satisfy such proposed transferee’s Backstop Commitment. Upon compliance with this Section 2.6(c), the transferring Commitment Party shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of this Agreement that occurs prior to such Transfer) under this Agreement to the extent of such transferred rights and obligations, and the transferee shall be fully bound as a Commitment Party hereunder for all purposes of this Agreement. Any Transfer under this Section 2.6(c) shall be in an amount not less than the lesser of Individual BCA Commitments (including Minimum Allocation Rights) evidencing $5.0 million (on each such occasion) and such transferring Commitment Party’s full Individual BCA Commitment.
(d)    Each Commitment Party, severally and not jointly, agrees that it will not Transfer, at any time prior to the Closing Date or the earlier termination of this Agreement in accordance with Article IX, any of its rights and obligations under this Agreement, including all or any portion of its Individual BCA Commitment (or Minimum Allocation Rights), to any Person other than in accordance with Sections 2.3, 2.6(a), 2.6(b) and 2.6(c), and in all cases, in compliance with applicable securities Laws, and any Transfer in contravention hereof shall be null and void ab initio. After the Closing Date, nothing in this Agreement or the certificate of incorporation of PermianCo or bylaws of PermianCo shall limit or restrict in any way the ability of any Commitment Party (or any permitted transferee thereof) to Transfer any of the shares of PermianCo Common Stock or any interest therein; provided, that any such Transfer shall be made pursuant to applicable securities Laws. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall prohibit or restrict the ability of any Commitment Party to Transfer its Senior Unsecured Notes at any time to any Person; provided, however, any Transfer of Senior Unsecured Notes by a Commitment Party shall be in accordance with the terms of the RSA.
(e)    Any transferee of a Commitment Party’s Individual BCA Commitment (together with a pro rata amount of its Minimum Allocation Rights) in compliance with this Section 2.6 shall become a Commitment Party, and Exhibit A shall be amended to reflect such Transfer. Any Person that becomes a Commitment Party as permitted under this Agreement after the date hereof shall be required to become a party to the RSA at the same time as such Person becomes a Commitment Party, by executing a joinder thereto in the form attached as Exhibit C to the RSA.

ARTICLE III

PUT OPTION PREMIUM AND EXPENSE REIMBURSEMENT
Section 3.1    Put Option Premium Payable by the Company.
(a)    Subject to Section 3.2, as consideration for the Put Option, the Backstop Commitment and the other agreements of the Commitment Parties in this Agreement, including the obligation of each of the Commitment Parties to exercise the Minimum Allocation Rights issued to and held by such Commitment Party, the Company shall cause to be paid at the Closing in shares of PermianCo Common Stock a nonrefundable premium in an amount equal to 10.0% of the aggregate outstanding number of shares of PermianCo Common Stock issued on the Closing Date, payable in accordance with Section 3.2, to the Commitment Parties (including any Replacing Commitment Party, but excluding any Defaulting Commitment Party) or their designees based upon their respective Initial BCA Percentage at the time the payment is made (the “Put Option Premium”).
(b)    The provisions for the payment of the Put Option Premium, Breakup Premium, the Expense Reimbursement, the granting of the Minimum Allocation Rights (and the underlying securities) and the indemnification provisions under Article VIII, are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement. The Put Option Premium, the Breakup Premium, the granting of the Minimum Allocation Rights (and the underlying securities), the indemnification provisions and the Expense Reimbursement shall constitute allowed administrative expense claims of the Debtors’ estate under sections 503(b) and 507 of the Bankruptcy Code under (i) the BCA Approval Order, if the Debtors are parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order, or (ii) the Confirmation Order, if the Debtors are not parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order.
Section 3.2    Payment of the Put Option Premium. The Put Option Premium shall be fully earned and nonrefundable by no later than entry of (a) the BCA Approval Order, if the Debtors are parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order or (b) the Confirmation Order, if the Debtors are not parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order. The Put Option Premium shall be paid at the Closing by PermianCo to satisfy the obligation of the Debtors, free and clear of any deduction for any applicable Taxes, on the Closing Date as set forth above, unless the Breakup Premium under Section 9.5(b) becomes payable by the Debtors to the Commitment Parties. For the avoidance of doubt, the Put Option Premium will be payable as provided herein in partial consideration for the exercise by each of the Commitment Parties of the Subscription Rights and Minimum Allocation Rights issued to and held by such Commitment Party, irrespective of the amount of Unsubscribed Securities that are to be issued and actually required to be purchased by the Commitment Parties as set forth in the Funding Notice, if any.
Section 3.3    Tax Treatment of the Put Option Premium. The Parties agree to treat the Put Option Premium as “option premium” for U.S. federal income Tax purposes and to not take any action inconsistent therewith unless otherwise required by a final determination to the contrary within the meaning of section 1313(a) of the Tax Code.
Section 3.4    Expense Reimbursement.
(a)    Subject to entry of (x) the BCA Approval Order, if the Debtors are parties the RSA and this Agreement as of the date of the entry of the BCA Approval Order, or (y) the Confirmation Order, if the Debtors are not parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order, the Debtors shall pay in accordance with Section 3.4(b) (such payment obligations set forth in clauses (i) through (iii) below, collectively, the “Expense Reimbursement”):
(i)    all reasonable and documented fees, costs and expenses of the Commitment Parties and the Second Lien Noteholder Group (including the reasonable and documented fees, costs, expenses and disbursements of (v) Akin Gump Strauss Hauer & Feld LLP, counsel to certain Commitment Parties, and Perella Weinberg Partners LP, financial advisor to certain Commitment Parties, (w) White & Case LLP, counsel to a group of certain Commitment Parties, and Miller Buckfire & Co., LLC, financial advisor to a group of certain Commitment Parties, (x) Kirkland & Ellis LLP, counsel to the Second Lien Noteholder Group, and Moelis & Company, financial advisor to the Second Lien Noteholder Group, (y) any other advisors for oil and gas, title, environmental, operational, accounting, insurance, human resource/board selection, transfer and transition/integration matters retained by the Commitment Parties or the Second Lien Noteholder Group Parties and (z) any other advisors retained by the Commitment Parties or the Second Lien Noteholder Group Parties;
(ii)    without duplication of the reimbursable expenses described under clause (i), all reasonable and documented fees, costs and expenses of any and all other of the professionals, advisors and consultants retained by the Commitment Parties or the Second Lien Noteholder Group Parties; and
(iii)    all filing fees, if any, required by the HSR Act or any other Antitrust Law and all reasonable documented expenses related thereto, in each case, that have been paid or are payable by the Commitment Parties in connection with the Restructuring Transactions.
(b)    The Expense Reimbursement described in this Section 3.4 accrued through the date on which the BCA Approval Order shall be paid in cash in full within one Business Day of such date. The Expense Reimbursement shall thereafter be payable on a regular and continuing basis by the Debtors promptly after receipt of monthly invoices therefor in cash in full; provided, that the Debtors’ final payment, including estimated amounts through the Closing, shall be made contemporaneously with the Closing or the termination of this Agreement pursuant to Article IX. The Commitment Parties shall promptly provide copies of all invoices (redacted as necessary to protect privileges) to the Debtors and to the United States Trustee if requested. Unless otherwise ordered by the Bankruptcy Court, no recipient of any payment hereunder shall be required to file with respect thereto any interim or final fee application with the Bankruptcy Court. The Expense Reimbursement described in this Section 3.4 is in addition to, and not in replacement of, any expense reimbursement under the RSA or the Approved Plan.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMMITMENT PARTIES AND SECOND LIEN NOTEHOLDER GROUP PARTIES
Each Second Lien Noteholder Group Party and each Commitment Party severally, and not jointly, represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.
Section 4.1    Incorporation. Such Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization.
Section 4.2    Power and Authority. Such Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and each other Restructuring Documents to which such Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the other Restructuring Documents.
Section 4.3    Execution and Delivery. This Agreement and each other Restructuring Document to which such Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Party and (b) assuming due and valid execution and delivery hereof and thereof by the other Parties, will constitute valid and legally binding obligations of such Party, enforceable against such Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable principles relating to enforceability.
Section 4.4    No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 4.5 are obtained, the execution and delivery by such Party of this Agreement and each other Restructuring Document to which such Party is a party, the compliance by such Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Party is a party or by which such Party is bound or to which any of the properties or assets of such Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Party and (c) will not result in any material violation of any Law or Order applicable to such Party or any of its properties, except in each of the cases described in clauses (a) or (c), for any conflict, breach, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially and adversely impact such Party’s performance of its obligations under this Agreement.

Section 4.5    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Party or any of its properties is required for the execution and delivery by such Party of this Agreement and each other Restructuring Document to which such Party is a party, the compliance by such Party with the provisions hereof and thereof and the consummation of the transactions (including, if such Party is a Commitment Party, the purchase by such Party of its Initial BCA Percentage of the Minimum Allocation Rights Securities and Final BCA Percentage of the Unsubscribed Securities) contemplated herein and therein, except (a) any consent, approval, authorization, order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially and adversely impact such Party’s performance of its obligations under this Agreement and each other Restructuring Document to which such Party is a party and (b) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement.
Section 4.6    No Registration. If such Party is a Commitment Party, such Commitment Party understands that (a) the Unsubscribed Securities, the Rights Offering Securities subject to the Subscription Rights and the Minimum Allocation Rights Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Commitment Party’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing securities cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.
Section 4.7    Purchasing Intent. If such Party is a Commitment Party, such Commitment Party is acquiring the Unsubscribed Securities, the Rights Offering Securities subject to the Subscription Rights and the Minimum Allocation Rights Securities for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Commitment Party has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.
Section 4.8    Sophistication; Investigation. If such Party is a Commitment Party, such Commitment Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Unsubscribed Securities, the Rights Offering Securities subject to the Subscription Rights and the Minimum Allocation Rights Securities. Such Commitment Party is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Such Commitment Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement or any other Restructuring Document, such Commitment Party has independently evaluated the merits and risks of its decision to enter into this Agreement and disclaims reliance on any representations or warranties, either express or implied, by or on behalf of any of the Debtors.

Section 4.9    No Broker’s Fees. If such Party is a Commitment Party, such Commitment Party is not a party to any Contract with any Person (other than this Agreement and any Contract giving rise to the Expense Reimbursement hereunder, including, for the avoidance of doubt, the financial advisors listed in Section 3.4(a)(i)) that would give rise to a valid claim against any of the Debtors or the Reorganized Debtors for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering, the sale of the Unsubscribed Securities, the sale of the Rights Offering Securities subject to the Subscription Rights or the sale of the Minimum Allocation Rights Securities.
Section 4.10    Legend. If such Party is a Commitment Party, such Commitment Party understands that any “restricted securities” acquired by it pursuant to the Approved Plan, if certificated, shall bear, or if uncertificated, shall be deemed to include, a customary Securities Act legend.
Section 4.11    Agreements of the Commitment Parties. For purposes of this Section 4.11, the terms “own” and “acquire” and any variation thereon shall as used herein mean as determined for U.S. federal income tax purposes, and the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Cumulative Redeemable Preferred Units, Series B Preferred Units and common units of BBEP.
(a)    Each Commitment Party represents and warrants, to its actual knowledge, that it (or in the event it is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) does not own any Existing BBEP Equity Interests, except as set forth on the signature page for such Commitment Party.
(b)    Each Commitment Party shall promptly notify the Debtors if, as of the date hereof (or the date such Commitment Party becomes a party hereto) or anytime on or prior to the Effective Date, to its actual knowledge, any of the following persons or entities owns or becomes the owner of Existing BBEP Equity Interests:
(i)    any entity wholly owned (directly or indirectly) by such Commitment Party, and
(ii)    any person that wholly owns (directly or indirectly) such Commitment Party.
Such notification shall include the amount and type of Existing BBEP Equity Interests that such person or entity owns. To its actual knowledge, each Commitment Party shall set forth on its signature page to this Agreement any ownership of Existing BBEP Equity Interests as of the date of this Agreement by any entity wholly owned or wholly owning such Commitment Party.
For the avoidance of doubt, where the phrase “to its actual knowledge” is used in this Section 4.11, such phrase means the actual knowledge of the individual signing this Agreement on behalf of a Commitment Party.
The representations and warranties made above are only made as of the date of this Agreement.

(a)    Such Commitment Party shall cooperate with the Debtors and with LegacyCo and make available such information, records or other documents as are within the possession or control of such Commitment Party and are reasonably requested by the Debtors or LegacyCo in respect of the preparation of any tax filing, any audit or other proceeding, in each case as relates to the income tax treatment of the Restructuring Transactions effectuated pursuant to the Approved Plan; provided, however, for the avoidance of doubt, that such information, records or other documents shall not include any information that is confidential or proprietary in any respect (as determined in such Commitment Party’s sole discretion).
Section 4.12    Access to Information.  If such Party is a Commitment Party, such Commitment Party acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Debtors and to obtain additional information that it has requested to verify the accuracy of the information contained herein.
Section 4.13    Sufficient Funds. If such Party is a Commitment Party, such Commitment Party will have as of the Closing sufficient assets and the financial capacity to perform all of its obligations under this Agreement, including the ability to fully exercise all Minimum Allocation Rights that are issued to it and fund such Commitment Party’s aggregate purchase price for the Unsubscribed Securities, if any.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE DEBTORS
Each Debtor, jointly severally, represents and warrants (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.
Section 5.1    Formation. Such Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) (a) under the Laws of its jurisdiction of incorporation or organization and (b) except where the failure to have any such authority or qualification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in each jurisdiction where the conduct of its business as currently conducted requires such qualifications.
Section 5.2    Power and Authority. Such Party has the requisite power and authority (corporate or otherwise) to (a) subject to the entry of the BCA Approval Order, enter into, execute and deliver this Agreement and, subject to the entry of the BCA Approval Order, Disclosure Statement Order and the Confirmation Order, each other Restructuring Documents to which such Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the other Restructuring Documents and the consummation of the transactions contemplated hereby and thereby and (b) to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage. Each of the Debtors is in compliance in all material respects with all Requirements of Law, except to the extent that the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

Section 5.3    Execution and Delivery; Enforceability. Subject to entry of the BCA Approval Order, this Agreement and, subject to the entry of the BCA Approval Order, Disclosure Statement Order and the Confirmation Order, each other Restructuring Document to which such Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Party and (b) assuming due and valid execution and delivery hereof and thereof by the other Parties, will constitute valid and legally binding obligations of such Party, enforceable against such Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect limiting creditors’ rights generally or by equitable principles relating to enforceability.
Section 5.4    No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 5.5 are obtained, the execution and delivery and performance by such Party of this Agreement, the Approved Plan and each other Restructuring Document to which such Party is a party, the compliance by such Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Party is a party or by which such Party is bound or to which any of the properties or assets of such Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Party and (c) will not result in any material violation of any Law or Order applicable to such Party or any of its properties, except in each of the cases described in clauses (a) or (c), for any conflict, breach, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially and adversely impact such Party’s performance of its obligations under this Agreement.
Section 5.5    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Party or any of its properties is required for the execution and delivery by such Party of this Agreement, the Approved Plan and each other Restructuring Document to which such Party is a party, the compliance by such Party with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except (a) any consent, approval, authorization, order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially and adversely impact such Party’s performance of its obligations under this Agreement and the BCA Approval Order and each other Restructuring Document to which such Party is a party (including the Disclosure Statement Order and the Confirmation Order, if applicable), (b) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement, and (c) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” Laws in connection with the issuance of the securities in the Rights Offering or as contemplated by the Approved Plan.

Section 5.6    SEC Documents and Disclosure Statement. Since May 16, 2016, the Company has filed all documents required to be filed with the SEC (“SEC Documents”). No SEC Document that has been filed prior to the date this representation has been made, after giving effect to any amendments or supplements thereto and to any subsequently filed SEC Documents, in each case filed prior to the date this representation is made, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Disclosure Statement as approved by the Bankruptcy Court will contain “adequate information,” as such term in defined in section 1125 of the Bankruptcy Code, and will otherwise comply in all material respects with section 1125 of the Bankruptcy Code.
Section 5.7    Absence of Certain Changes. Since December 31, 2016 to the date of this Agreement and except for the filing and pending Chapter 11 Cases, no Event has occurred or exists that constitutes, individually or in the aggregate, a Material Adverse Effect.
Section 5.8    No Violation; Compliance with Laws. (a) The Company is not in violation of its governing documents, and (b) no other Debtor is in violation of its respective charter or bylaws, certificate of formation or limited liability company operating agreement or similar organizational document in any material respect. None of the Debtors is or has been at any time since January 1, 2014 in violation of any Law or Order, except for any such violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 5.9    Legal Proceedings. Other than the Chapter 11 Cases and any adversary proceedings or contested motions commenced in connection therewith or any matters referenced in any proof of claim filed therein, or otherwise disclosed in the SEC Documents, there are no Legal Proceedings pending or, to the knowledge of the Debtors, threatened to which any of the Debtors or any of their Subsidiaries is a party or to which any property of any of the Debtors is the subject, in each case that in any manner draws into question the validity or enforceability of this Agreement, the Approved Plan or the other Restructuring Documents or that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Entity purporting to enjoin or restrain the execution, delivery or performance of this Agreement, the Approved Plan or any other Restructuring Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.
Section 5.10    Labor Relations. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against any of the Debtors; (b) the hours worked and payments made to employees of any of the Debtors have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters; and (c) all payments due from any of the Debtors or for which any claim may be made against any of the Debtors on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of any of the Debtors to the extent required by GAAP. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the consummation of the transactions contemplated by the Restructuring Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which any of the Debtors (or any predecessor) is a party or by which any of the Debtors (or any predecessor) is bound. The Debtors are not parties to or bound by a collective bargaining agreement or similar labor agreement.
Section 5.11    Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the Debtors owns or is licensed or otherwise possesses the right to use, all of the patents, patent rights, trademarks, service marks, trade names, copyrights, mask works, contractual franchises, authorizations, domain names, or other rights and any and all applications or registrations for any of the foregoing (collectively, “Intellectual Property Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person; (b) to the knowledge of the Debtors, none of the Debtors nor any Intellectual Property Right, proprietary right, slogan or other advertising devices, product, process, method, substance, part, or other material now employed, sold or offered by or contemplated to be employed, sold or offered by such Person, is interfering with, infringing upon, misappropriating or otherwise violating any valid Intellectual Property Rights of any Person; (c) no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Debtors, threatened; and (d) no patent, invention, device, application, principle or any Law is pending or, to the knowledge of any Debtor, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.
Section 5.12    Title to Real and Personal Property.
(a)    Real Property. Each of the Debtors has good and defensible title to its respective Real Properties (other than Oil and Gas Properties), in each case, except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes, and except where the failure (or failures) to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, the enforceability of such leased Real Properties (other than Oil and Gas Properties) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor’s rights generally or general principles of equity, including the Chapter 11 Cases. All such properties and assets are free and clear of Liens, except for Permitted Liens and except for such Liens as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    Leased Real Property. Each of the Debtors is in compliance with all obligations under all leases (provided, that, as used in this Section 5.12(b), “leases” shall not include oil, gas and mineral leases and any other agreements comprising the Debtors’ Oil and Gas Properties, which are addressed in Section 5.12(d)) to which it is a party that have not been rejected in the Chapter 11 Cases, except where the failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and none of the Debtors has received written notice of any good faith claim asserting that such leases are not in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Debtors enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to materially interfere with its ability to conduct its business as currently conducted or have, individually or in the aggregate, a Material Adverse Effect.
(c)    Intellectual Property Rights. Each of the Debtors owns or possesses the right to use all Intellectual Property Rights and all licenses and rights with respect to any of the foregoing used in the conduct of their businesses, without any conflict (of which any of the Debtors has been notified in writing) with the rights of others, and free from any burdensome restrictions on the present conduct of the Debtors, as the case may be, except where such conflicts and restrictions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(d)    Oil and Gas Properties. Each of the Debtors has good and defensible title to its respective Oil and Gas Properties, in each case free and clear of all Liens, encumbrances and defects, except for (i) Permitted Liens and (ii) such other Liens, encumbrances and defects as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the material Permian Assets (individually or in the aggregate) or the material Oil and Gas Properties to be transferred to LegacyCo (individually or in the aggregate), and, except for any claim asserted, any proof of claim filed or as set forth on any schedule filed with the Bankruptcy Court in connection with the Chapter 11 Cases, none of the Debtors has received any written notice or otherwise has knowledge of any material claim of any sort that has been or may be asserted by anyone adverse to the rights of the Debtors under any of the Oil and Gas Properties of the Debtors to the continued ownership of such Oil and Gas Properties; provided, however, that the enforceability of the Oil and Gas Properties of the Debtors may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Laws affecting creditors’ rights generally and general principles of equity, including the Chapter 11 Cases. This Section 5.12(d) is not a representation as to any specific amount of working interest, net revenue interest or net acre position of or represented by any Oil and Gas Property held by any Debtor; provided, that, notwithstanding anything to the contrary in this Agreement, other than (i) sales of hydrocarbons in the ordinary course of business, (ii) sales of equipment that is no longer necessary in the operation of the Oil and Gas Properties or for which replacement equipment has been obtained and (iii) those acreage swaps set forth on Schedule 5.12(d)(iii), no Debtor has conveyed any Oil and Gas Property to any Person which is not a Debtor, or otherwise encumbered any Oil and Gas Property, from and after March 1, 2017 up to the date of this Agreement.
(e)    Oil and Gas Reserves. Each Debtor and each of its Subsidiaries is in all material respects, the owner of the Oil and Gas that it purports to own from time to time in and under its Oil and Gas Properties, together with the right to produce the same. The Oil and Gas Properties are not subject to any Lien other than Permitted Liens. All Oil and Gas has been produced, sold and delivered in accordance in all material respects with all applicable Laws; each of the Debtors and its Subsidiaries has complied in all material respects with all material terms of each oil, gas and mineral lease and any other agreement comprising its Oil and Gas Properties; and all such oil, gas and mineral leases and other agreements have been maintained in full force and effect; provided, however, that nothing in this Section 5.12(e) shall prevent any Debtor or its Subsidiaries from (i) abandoning any well or forfeiting, surrendering, releasing or defaulting under any lease in the ordinary course of business which is not disadvantageous in any material respect to the Commitment Parties or the Second Lien Noteholder Group Parties and which, in the opinion of such Debtor, is in its best interest and (ii) making any disposition permitted hereunder. All of the Debtors’ and their Subsidiaries’ operating agreements and operating leases (determined in accordance with GAAP) with respect to their Oil and Gas Properties are enforceable in all material respects in accordance with their terms except as such may be modified by applicable bankruptcy Law or an Order of a court in equity.
(f)    Gas Imbalances. There are no gas imbalances, take or pay or other prepayments with respect to any of the Oil and Gas Properties which would require the Debtors or their Subsidiaries to deliver Oil and Gas produced from any of the Oil and Gas Properties at some future time exceeding 5,000,000 Mcf of gas (on an Mcf equivalent basis) in the aggregate without then or thereafter receiving full payment therefor.
Section 5.13    Hedging Contracts. As of the date hereof, Schedule 5.13 sets forth, a true and complete list of all Hedging Contracts of the Debtors and their Subsidiaries in effect as of the Closing, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.
Section 5.14    No Undisclosed Relationships. Other than Contracts or other direct or indirect relationships between or among any of the Debtors, there are no Contracts or other direct or indirect relationships existing as of the date hereof between or among any of the Debtors, on the one hand, and any director, officer or greater than five percent stockholder of any of the Debtors, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC and that is not so described, except for the transactions contemplated by this Agreement. Any Contract existing as of the date hereof between or among any of the Debtors, on the one hand, and any director, officer or greater than five percent stockholder of any of the Debtors, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC is filed as an exhibit to, or incorporated by reference as indicated in, the Annual Report on Form 10-K for the year ended December 31, 2015 that the Company filed on February 29, 2016 or any other SEC Document filed thereafter until the date hereof.
Section 5.15    Licenses and Permits. The Debtors possess all licenses, certificates, permits and other authorizations issued by, have made all declarations and filings with and have maintained all financial assurances required by, the appropriate Governmental Entities that are necessary for the ownership or lease of their respective properties and the conduct of the business, except where the failure to possess, make or give the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Debtors (a) has received written notice of any revocation or modification of any such license, certificate, permit or authorization or (b) has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except to the extent that any of the foregoing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.16    Environmental. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (or with respect to clauses (c) and (e) below, where the failure, either individually or in the aggregate, to take such actions could not be reasonably expected to have a Material Adverse Effect): (a) the Debtors, their Subsidiaries, their Real Properties and Oil and Gas Properties and the operations conducted thereon, comply and have complied with Environmental Laws and, to the knowledge of Debtors, any operations conducted thereon by any prior owner or operator of such property complied with Environmental Laws, (b) no written notice, claim, demand, request for information, Order, complaint or penalty has been received by any of the Debtors, and there are no Legal Proceedings pending or, to the knowledge of the Debtors, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to any of the Debtors, (c) each Debtor has received (including timely application for renewal of the same), and maintained in full force and effect, all environmental permits, licenses and other approvals, and has maintained all financial assurances, in each case to the extent necessary for its operations to comply with all applicable Environmental Laws and is, and since January 1, 2014, has been, in compliance with the terms of such permits, licenses and other approvals and with all applicable Environmental Laws, (d) to the knowledge of the Company, no Hazardous Material is located at, on or under any property currently or formerly owned, operated or leased by any of the Debtors that would reasonably be expected to give rise to any cost, liability or obligation of any of the Debtors under any Environmental Laws other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported hydrocarbons, (e) no Hazardous Material has been Released, generated, treated, stored or handled by any of the Debtors or their Subsidiaries in a manner that could give rise to any liabilities, including liabilities for response costs, corrective action costs, personal injury, property damage or natural resources damages, pursuant to Environmental Laws, (f) none of the Debtors or any of their Subsidiaries has owned or operated any Real Property, Oil and Gas Property, or facility (and no such property or facility is contaminated by any such Hazardous Material) in a manner that has given or would give rise to any liabilities, including liabilities for response costs, corrective action costs, personal injury, property damage or natural resources damages, pursuant to Environmental Laws, (g) Hazardous Materials, if any, generated by the Debtors or any of their Subsidiaries at any and all Real Property and Oil and Gas Property of any such Subsidiary have in the past been transported, treated and disposed of in compliance with Environmental Laws then in effect, and, to the knowledge of such Debtor, transport carriers and treatment and disposal facilities known by such Debtor to have been used by it are not the subject of any existing action, investigation or inquiry by any Governmental Entity under any Environmental Laws, (h) no Hazardous Material has been transported to or Released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of any of the Debtors under any Environmental Laws other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported hydrocarbons, (i) no Debtor has any known pending investigation, monitoring, removal or remedial obligations under applicable Environmental Laws in connection with any Release or threatened Release of any Hazardous Materials into the environment by any Debtor or any Subsidiary thereof and (j) there are no agreements in which any of the Debtors has expressly assumed responsibility for any known obligation of any other Person arising under or relating to Environmental Laws that remains unresolved other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported hydrocarbons, which has not been made available to the Commitment Parties prior to the date hereof.
Section 5.17    Tax Returns.
(a)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Debtors has filed or caused to be filed all U.S. federal, state, provincial, local and non-U.S. Tax returns required to have been filed by it, including any filing extensions together with payments for any estimated Taxes due thereon on or before the time the extension is due and (ii) taken as a whole, each such Tax return is true and correct.
(b)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Debtors has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in Section 5.17(a) and all other Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due) with respect to all periods or portions thereof ending on or before the date hereof (except (i) Taxes or assessments that are being contested in good faith by appropriate proceedings and for which the Debtors (as the case may be) have set aside on its books adequate reserves in accordance with GAAP or (ii) to the extent the non-payment thereof is permitted by the Bankruptcy Code), which Taxes, if not paid or adequately provided for, would reasonably be expected to be material to the Debtors taken as a whole. To the knowledge of the Debtors, there is no proposed Tax assessment against any Debtor or any of its Subsidiaries that would, if made, reasonably be expected to have a Material Adverse Effect.
(c)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, with respect to the Debtors, other than in connection with the Chapter 11 Cases and other than Taxes or assessments that are being contested in good faith and are not expected to result in significant negative adjustments that would be material to the Debtors taken as a whole, (i) no claims have been asserted in writing with respect to any Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from any Governmental Entity.
Section 5.18    Employee Benefit Plans.
(a)    Except as would not reasonably be expected to result in material liability to the Company taken as a whole: (i) each Company Plan is in compliance with the applicable provisions of ERISA and the Code and other federal or state Law; (ii) no Reportable Event has occurred during the past six years (or is reasonably likely to occur); (iii) no ERISA Event has occurred or is reasonably expected to occur; (iv) none of the Debtors has engaged in a “prohibited transaction” (as defined in Section 406 of ERISA and Section 4975 of the Code) in connection with any Company Plan that would subject any of the Debtors to Tax or other liability; and (v) no Company Plan maintained or contributed to by any of the Debtors provides welfare coverage or benefits to retired employees or independent contractors or other former employees or independent contractors (other than as required by Section 601 of ERISA). During the past six years, neither the Debtors nor any of its ERISA Affiliates, sponsored, maintained, contributed to or had any obligation to sponsor, main or contribute to any Pension Plan or Multiemployer Plan. None of the Debtors or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
(b)    Except as would not reasonably be expected to result in material liability to the Company taken as a whole, or except as required by applicable Law, none of the Debtors has established, sponsored or maintained, or has any liability with respect to, any employee pension benefit plan or other employee benefit plan, program, policy, agreement or arrangement governed by or subject to the Laws of a jurisdiction other than the United States of America.
(c)    Except as would not reasonably be expected to result in material liability to the Company taken as a whole, there are no pending, or to the knowledge of the Debtors, threatened Legal Proceedings, asserted or instituted against any Company Plan or any Person as fiduciary or sponsor of any Company Plan, in each case other than claims for benefits in the normal course.
(d)    Within the last six years, no Pension Plan has been terminated, whether or not in a “standard termination” as that term is used in Section 4041(b)(1) of ERISA, except as would not reasonably be expected to result in material liability to the Company taken as a whole.
(e)    Except as would not reasonably be expected to result in material liability to the Company taken as a whole, all compensation and benefit arrangements of the Debtors comply and have complied in both form and operation with their terms and all applicable Laws and legal requirements, and none of the Debtors has any obligation to provide any individual with a “gross up” or similar payment in respect of any Taxes that may become payable under Sections 409A or 4999 of the Code.
(f)    Except as would not reasonably be expected to result in material liability to the Company taken as a whole, all liabilities (including all employer contributions and payments required to have been made by any of the Debtors) under or with respect to any compensation or benefit arrangement of any of the Debtors have been properly accounted for in the Company’s financial statements in accordance with GAAP.
(g)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Debtors is currently in compliance with all Laws in respect of personnel, employment and employment practices; (ii) all service providers of each of the Debtors are correctly classified as employees, independent contractors, or otherwise for all purposes (including any applicable Tax and employment policies or Law); and (iii) the Debtors have not and are not engaged in any unfair labor practice.
Section 5.19    Internal Control Over Financial Reporting. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to the knowledge of the Company, there are no material weaknesses in the Company’s internal control over financial reporting as of the date hereof.

Section 5.20    Financial Condition.
(a)    The audited consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2016, the related consolidated statement of income, partners’ equity and cash flow of the Company and its consolidated Subsidiaries for the fiscal year ended on said date, (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and indebtedness of the type required to be disclosed on a balance sheet prepared in accordance with GAAP.
(b)    The unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries dated as of June 30, 2017, and the related consolidated statements of income or operations, partners’ equity and cash flow for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject to the absence of footnotes and to normal year-end audit adjustment.
Section 5.21    Disclosure Controls and Procedures. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company maintains disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company as appropriate to allow timely decisions regarding required disclosure.
Section 5.22    Material Contracts. Other than as a result of a rejection motion filed by any of the Debtors in the Chapter 11 Cases, all Material Contracts are valid, binding and enforceable by and against the Debtor party thereto and, to the knowledge of the Debtors, each other party thereto (except where the failure to be valid, binding or enforceable does not constitute a Material Adverse Effect), and no written notice to terminate, in whole or part, any Material Contract has been delivered to any of the Debtors (except where such termination would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect). Other than as a result of the filing of the Chapter 11 Cases, none of the Debtors nor, to the knowledge of the Debtors, any other party to any Material Contract, is in material default or breach under the terms thereof, in each case, except for such instances of material default or breach that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Other than as a result of the

Chapter 11 Cases, no Debtor or any of its Subsidiaries is a party to or bound by any Contract, or subject to any restriction in any organizational document, or any Requirement of Law, which would reasonably be expected to have a Material Adverse Effect.
Section 5.23    No Unlawful Payments. Since January 1, 2014, none of the Debtors nor, to the knowledge of the Debtors, any of their respective directors, officers, employees or agents has in any material respect: (a) used any funds of any of the Debtors for any unlawful contribution, gift, entertainment or other unlawful expense, in each case relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (d) made any foreign bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.
Section 5.24    Compliance with Anti-Money Laundering Laws. The operations of the Debtors are and, since January 1, 2014, have been at all times, conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2011) and the anti-money laundering statutes of any jurisdictions applicable to the Company or its Subsidiaries (and the rules and regulations promulgated thereunder) (collectively, the “Anti-Money Laundering Laws”), and no material Legal Proceeding by or before any Governmental Entity or any arbitrator involving any of the Debtors with respect to Anti-Money Laundering Laws is pending or, to the knowledge of the Debtors, threatened.
Section 5.25    Compliance with Sanctions Laws. None of the Debtors nor, to the knowledge of the Company, any of their respective directors, officers, employees or other Persons acting on their behalf with express authority to so act is currently subject to any U.S. Sanctions administered by OFAC (a “Sanctioned Person”). The Company will not directly or indirectly use the proceeds of the Rights Offerings, or lend, contribute or otherwise make available such proceeds to any other Debtor, joint venture partner or other Person in a manner that would result in violation of any Sanctions or Anti-Corruption Laws. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anticorruption Laws and applicable Sanctions. The Company, its Subsidiaries and their respective officers and employees and, to the knowledge of the Company, its directors and agents, are in compliance with Anticorruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any of its Subsidiaries or, to the knowledge of the Company, any of their respective directors, officers or employees, is a Sanctioned Person, and (b) to the knowledge of the Company, neither any agent of the Company nor any Subsidiary thereof that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.

Section 5.26    No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any Contract with any Person (other than this Agreement) that would give rise to a valid claim against the Commitment Parties or the Second Lien Noteholder Group Parties for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the sale of the PermianCo Common Stock pursuant to the Rights Offering or in connection with the Approved Plan, including the sale of the Unsubscribed Securities, the sale of the Rights Offering Securities, the Minimum Allocation Rights Securities and the Put Option Premium.
Section 5.27    Regulated Entities. None of the Debtors is an “investment company” or is a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). None of the Debtors, or any Person controlling the Company, Subsidiaries of the Company, or Breitburn Operating GP LLC, a Delaware limited liability company, is subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to perform its obligations under this Agreement or the Approved Plan.
Section 5.28    Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) the Debtors have insured their properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses; (b) all premiums due and payable in respect of insurance policies maintained by the Debtors have been paid; (c) the Company reasonably believes that the insurance maintained by or on behalf of the Debtors is financially sound, reputable, and adequate in all respects, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Debtor or Subsidiary operates; and (d) as of the date hereof, none of the Debtors has received notice from any insurer or agent of such insurer with respect to any insurance policies of the Debtors of cancellation or termination of such policies, other than such notices which are received in the ordinary course of business or for policies that have expired in accordance with their terms.
Section 5.29    Alternative Transactions. As of the date hereof, the Company is not pursuing, or in discussions or negotiations regarding, any solicitation, offer, or proposal from any Person concerning any actual or proposed Alternative Transaction and, as applicable, has terminated any existing discussions or negotiations regarding any actual or proposed Alternative Transaction.
Section 5.30    Issuance
(a)    The PermianCo Common Stock to be issued pursuant to the Approved Plan, including the PermianCo Common Stock to be issued in connection with the consummation of the Rights Offering and pursuant to the terms of this Agreement, including in connection with the Minimum Allocation Rights Securities and the Put Option Premium, will, when issued and delivered on the Closing Date and any time thereafter, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and such PermianCo Common Stock will be free and clear of all Taxes, Liens (other than transfer restrictions imposed hereunder or by applicable Law), preemptive rights, subscription and similar rights, other than any rights set forth in the Approved Plan, the Plan Supplement, the PermianCo Governance Documents or Restructuring Documents.

(b)    The LegacyCo Units to be issued pursuant to the Approved Plan, will, when issued and delivered on the Closing Date and any time thereafter, be duly and validly authorized, issued and delivered, and such LegacyCo Units will be free and clear of all Taxes, Liens (other than transfer restrictions imposed hereunder or by applicable Law), preemptive rights, subscription and similar rights, other than any rights set forth in the Approved Plan, the Plan Supplement, the New Organizational Documents (as defined in the Approved Plan) or Restructuring Documents.
(c)    Except as set forth in this Agreement or the PermianCo Governance Documents or New Organizational Documents (as defined in the Approved Plan), as applicable, as of the Closing Date, none of PermianCo or LegacyCo will be party to or otherwise bound by or subject to any outstanding option, warrant, call, right, security, commitment, Contract, arrangement or undertaking (including any preemptive right) that (i) obligates any of PermianCo or LegacyCo to issue, deliver, sell or transfer, or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred, or repurchased, redeemed or otherwise acquired, any units or shares of capital stock of, or other equity or voting interests in, any of the Reorganized Debtors or any security convertible or exercisable for or exchangeable into any units or shares of capital stock of, or other equity or voting interests in, any of the Reorganized Debtors, (ii) obligates any of PermianCo or LegacyCo to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking, (iii) restricts the Transfer of any units or shares of capital stock of, or other equity interests in, any of PermianCo or LegacyCo or (iv) relates to the voting of any units or other equity interests in any of PermianCo or LegacyCo.
Section 5.31    No General Solicitation.
(a)    No Debtor, Affiliate thereof or any Person acting on its or any of their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the sale of the Unsubscribed Securities or the sale of the Rights Offering Securities subject to the Subscription Rights.
(b)    Other than this Agreement and the Restructuring Documents expressly contemplated under the Approved Plan, none of the Debtors or any Affiliate thereof has entered into any agreement or arrangement with any Person in relation to the sale of the Unsubscribed Securities or the sale of the Rights Offering Securities subject to the Subscription Rights.
(c)    None of the Debtors, any of their respective Affiliates or any Person acting on its or their behalf, directly or indirectly, has made or will make any offers or sales of any security, or has solicited or will solicit offers to buy, or otherwise has negotiated or will negotiate in respect of, any security, under circumstances that would require the registration of any of the securities offered or sold in connection with the Rights Offering or under this Agreement under the Securities Act.

Section 5.32    Capitalization. All issued and outstanding shares of capital stock or other equity interests of the Debtors and each of their respective Subsidiaries, as applicable, have been duly authorized and duly and validly authorized and issued, and are fully paid and nonassessable, and are not subject to any preemptive rights.  None of the Debtors or any of their respective Subsidiaries is a party to any outstanding option, warrant, call, subscription or other right (including any preemptive right), agreement or commitment which obligates any of them to issue, sell or transfer, or repurchase, redeem or otherwise acquire, any shares of the capital stock or other equity interest in the Debtors or any of their Subsidiaries.

ARTICLE VI

ADDITIONAL COVENANTS
Section 6.1    Reasonable Best Efforts.
(a)    Without in any way limiting any other respective obligation of any Party in this Agreement, each Party shall use reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Approved Plan, including using reasonable best efforts in:
(i)    timely preparing and filing all documentation reasonably necessary to effect all necessary notices, reports and other filings of such Person and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or Governmental Entity;
(ii)    defending any Legal Proceedings in any way challenging (A) this Agreement, the Approved Plan or any other Restructuring Document, (B) the BCA Approval Order, Disclosure Statement Order or Confirmation Order or (C) the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reversed; and
(iii)    working together in good faith to finalize any documents or agreements in connection with the Reorganization Transactions and related to the governance of the Reorganized Debtors, Restructuring Documents and all other documents relating thereto for timely inclusion in the Approved Plan and filing with the Bankruptcy Court in accordance with the RSA and the Approved Plan.
(b)    Subject to applicable Laws relating to the exchange of information, the Second Lien Noteholder Group Parties and the Commitment Parties shall have the right to review in advance, and to the extent practicable each will consult with the other on all of the information relating to Second Lien Noteholder Group Parties or the Commitment Parties, as the case may be, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement or the Approved Plan; provided, however, that neither of the Second Lien Noteholder Group Parties or the Commitment Parties are required to provide for review in advance declarations or other evidence submitted in connection with any filing with the Bankruptcy Court. In exercising the foregoing rights, the Parties shall act reasonably and as promptly as practicable.
(c)    To the extent exigencies permit, the Debtors, the Second Lien Noteholder Group Parties and the Commitment Parties shall provide or cause to be provided to each other drafts of all motions, applications, pleadings, schedules, Orders, reports or other material papers (including all material memoranda, exhibits, supporting affidavits and evidence and other supporting documentation) in the Chapter 11 Cases relating to or affecting the Restructuring Documents in advance of filing the same with the Bankruptcy Court. All such motions, applications, pleadings, schedules, Orders, reports and other material papers shall be in form and substance mutually satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties; provided, that the foregoing shall not modify any consent rights of the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties to any documents as explicitly set forth in this Agreement or in the Approved Plan.
(d)    Nothing contained in this Section 6.1 shall limit the ability of any Second Lien Noteholder Group Party or Commitment Party to consult with the Debtors, to appear and be heard, or to file objections, concerning any matter arising in the Chapter 11 Cases to the extent not inconsistent with the RSA.
Section 6.2    Antitrust Approval.
(a)    Each Party agrees to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or appropriate to consummate and make effective the transactions contemplated by this Agreement, the Approved Plan and the other Restructuring Documents, including (i) if applicable, filing, or causing to be filed, the Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission and any filings (or, if required by any Antitrust Authority, any drafts thereof) under any other Antitrust Laws that are necessary to consummate and make effective the transactions contemplated by this Agreement as soon as reasonably practicable and no later than 20 Business Days following the date hereof and (ii) promptly furnishing documents or information reasonably requested by any Antitrust Authority.
(b)    Each Party subject to an obligation pursuant to the Antitrust Laws to notify any transaction contemplated by this Agreement, the Approved Plan or the other Restructuring Documents that has notified any of the other Parties in writing of such obligation (each such Party, a “Filing Party”) agree to reasonably cooperate with each other as to the appropriate time of filing such notification and its content. Each Filing Party shall, to the extent permitted by applicable Law: (i) promptly notify each other Filing Party and each Second Lien Noteholder Group Party and each Commitment Party, and if in writing, furnish to each other Filing Party and each Second Lien Noteholder Group Party and each Commitment Party with copies of (or, in the case of material oral communications, advise each other orally of) any communications from or with an Antitrust Authority; (ii) not participate in any meeting with an Antitrust Authority unless it consults with each other Filing Party, as applicable, in advance and, to the extent permitted by the Antitrust Authority and applicable Law, give each other Filing Party, as applicable, a reasonable opportunity to attend and participate thereat; (iii) furnish each other Filing Party, as applicable, with copies of all correspondence and communications between such Filing Party and the Antitrust Authority; (iv) furnish each other Filing Party with such necessary information and reasonable assistance as may be reasonably necessary in connection with the preparation of necessary filings or submission of information to the Antitrust Authority; and (v) not withdraw its filing, if any, under the HSR Act without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
(c)    Should a Filing Party be subject to an obligation under the Antitrust Laws to jointly notify with one or more other Filing Parties (each, a “Joint Filing Party”) any transaction contemplated by this Agreement, the Approved Plan or the other Restructuring Documents, such Joint Filing Party shall promptly notify each other Joint Filing Party, the Debtors and each Second Lien Noteholder Group Party and each Commitment Party of, and if in writing, furnish each other Joint Filing Party and each Second Lien Noteholder Group Party and each Commitment Party with copies of (or, in the case of material oral communications, advise each other Joint Filing Party orally of) any communications from or with an Antitrust Authority.
(d)    Each Filing Party and the other Parties shall use (and, to the extent that the Company becomes subject to an obligation pursuant to the Antitrust Laws to notify any transaction contemplated by this Agreement, the Approved Plan or the other Restructuring Documents, each of the Parties shall cooperate with the Company and use) their reasonable best efforts to (i) obtain all authorizations, approvals, consents, orders, waivers or clearances under any applicable Antitrust Laws or to cause the termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement at the earliest date practicable after the date of filing; and (ii) avoid any Legal Proceeding, whether brought by any Antitrust Authority or any third party. The communications contemplated by this Section 6.2 may be made by a Filing Party on an outside counsel-only basis or subject to other agreed upon confidentiality safeguards. The obligations in this Section 6.2 shall not apply to filings, correspondence, communications or meetings with Antitrust Authorities unrelated to the transactions contemplated by this Agreement, the Approved Plan or the other Restructuring Documents.
(e)    The Parties’ obligations under this Section 6.2 shall include the obligation to avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, and whether by administrative or judicial action or otherwise, that would restrain, prevent or delay the Closing on or before the Outside Date.
Section 6.3    Conduct of Business.
(a)    Except as set forth in this Agreement or the Approved Plan or with the prior written consent of the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors, during the period from the date of this Agreement to the earlier of the Effective Date and the date on which this Agreement is terminated in accordance with its terms, each of the Debtors shall use reasonable best efforts to:

(i)    carry on its business in the ordinary course and maintain and operate its assets as a reasonably prudent operator;
(ii)    preserve intact its material business operations and organizations, including retaining key members, officers and employees;
(iii)    preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with the Company or its Subsidiaries in connection with their business;
(iv)    maintain books, accounts and records in accordance with past custom and practice; and
(v)    comply with applicable Law in all material respects.
(b)    For the avoidance of doubt, the following shall be deemed to occur outside of the ordinary course of business of the Debtors and shall require the prior written consent of the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors: (i) any amendment, modification, termination, waiver, supplement, restatement or other change to any Material Contract or Hedging Contract, any assumption of any Material Contract or Hedging Contract, or any entry into any Material Contract or Hedging Contract, (ii) entry into, or any amendment, modification, waiver, supplement or other change to, any employment or severance agreement or incentive plan for employees and insiders of the Debtors to which any of the Debtors is a party or any assumption of any such employment agreements in connection with the Chapter 11 Cases, (iii) the adoption or amendment of any management incentive or equity plan by any of the Debtors, (iv) any (A) termination by a Debtor without cause or (B) reduction in title or responsibilities, in each case, of any insider (as defined in section 101(31)(B) of the Bankruptcy Code) of the Debtors, (v) the entry into of any contract or agreement relating to (or the consummation of) any acquisition or divestiture (or group of related acquisitions or divestitures) of Oil and Gas Properties or assets or (vi) the encumbrance or entry into any lease on all or any portion of the Debtors’ assets other than in the ordinary course of business that are consistent with the prior business practices of the Debtors. Except as otherwise provided in this Agreement, nothing in this Agreement shall give the Commitment Parties or the Second Lien Noteholder Group Parties, directly or indirectly, any right to control or direct the operations of the Debtors.
(c)    Except as contemplated by this Agreement and the RSA, prior to the Effective Date, LegacyCo and PermianCo shall not: (i) hold any assets other than (A) their respective minute books and other corporate books and records and (B) other miscellaneous non-material assets incidental to the ownership of their respective equity interests or to the maintenance of their respective corporate existences; (ii) have any indebtedness, obligations or other liabilities other than (A) Tax liabilities arising in the ordinary course of business, (B)  corporate, administrative and operating expenses in the ordinary course of business and (C) liabilities under this Agreement, the RSA and the Approved Plan; or (iii) engage in any activities or business other than (A) issuing shares of its own equity interests and (B) holding the assets and incurring the liabilities described in clause (i) above and activities incidental and related thereto.

Section 6.4    Confidentiality. Notwithstanding any other agreement, from the date hereof until the Closing, each of the Second Lien Noteholder Group Parties and the Debtors agrees to maintain the confidentiality of the Confidential Information and not to disclose such Confidential Information to third parties, except that Confidential Information may be disclosed (a) to each of the Second Lien Noteholder Group Parties’ and the Debtors’ Representatives and Affiliates (and its Affiliates’ Representatives) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential) or (b) if disclosure is required or requested pursuant to judicial or administrative process or pursuant to applicable Law or applicable securities exchange rules or by any Governmental Entity; provided, that such disclosing party shall provide the other Parties with prompt written notice of such legal compulsion and cooperate with the Company and the other Parties to obtain a protective Order or similar remedy to cause such information or documents not to be disclosed, including interposing all available objections thereto; provided, further, that, in the event that such protective Order or other similar remedy is not obtained, the disclosing party shall furnish only that portion of such information or documents that is legally required to be disclosed and shall exercise its commercially reasonable efforts to obtain assurance that confidential treatment will be accorded such disclosed information or documents. Each of the Second Lien Noteholder Group Parties and Debtors agrees not use any Confidential Information for any purpose other than in connection with this Agreement or the other Restructuring Documents or the transactions contemplated hereby or thereby.
Section 6.5    Access to Information, Books and Records. Subject to applicable Law, upon reasonable notice during the period from the date hereof until Closing, the Debtors, on behalf of the Company and its Subsidiaries, shall afford the Commitment Parties and Second Lien Noteholder Group Parties and their respective Representatives reasonable access, during normal business hours and without unreasonable disruption or interference with the Company’s and its Subsidiaries’ conduct of business, to the Company’s and its Subsidiaries’ employees, advisors and representatives, properties, books, Contracts and records (including financial information, information in respect of the Company’s and its Subsidiaries’ Hydrocarbon Interests, Oil and Gas Properties, Real Properties and compliance with Environmental Laws and other environmental matters) and, during the period from the date hereof until Closing, the Company shall (and shall cause its Subsidiaries to) furnish promptly to such Commitment Parties all reasonable information concerning the Company’s and its Subsidiaries’ business, properties and personnel as may reasonably be requested by any such party; provided, that the foregoing shall not require the Company (a) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Debtors would cause the Company or any of its Subsidiaries to violate any of their respective obligations with respect to confidentiality to a third party if the Company shall have used its reasonable best efforts to obtain, but failed to obtain, the consent of such third party to such inspection or disclosure, (b) to disclose any legally privileged information of the Company or any of its Subsidiaries or (c) to violate any applicable Laws or Orders. All requests for information and access made in accordance with this Section 6.5 shall be directed to an executive officer of the Company or such Person as may be designated by the Company’s executive officers. Each Commitment Party and Second Lien Noteholder Group Party hereby agrees that any information acquired by such Commitment Party, Second Lien Noteholder Group Party or its respective Representatives solely pursuant to a request made under this Section 6.5 may be subject to the terms of a confidentiality agreement (and may constitute “confidential information” (as such term will be defined in such confidentiality agreement)) to be entered into between each Commitment Party or Second Lien Noteholder Group Party, as applicable, and the Debtors in form and substance and on terms mutually acceptable to each Commitment Party or Second Lien Noteholder Group Party, as applicable, and the Debtors.
Section 6.6    Transition Services Agreement. The Commitment Parties and the Second Lien Noteholder Group Parties shall enter into the Transition Services Agreement in accordance with the Approved Plan pursuant to which LegacyCo shall provide PermianCo with specified administrative, managerial and other services.
Section 6.7    DTC Eligibility. Upon the written request of the Requisite Commitment Parties, the Debtors shall use reasonable best efforts to assist the Commitment Parties with making eligible PermianCo Common Stock to be issued pursuant to the Rights Offering and the Approved Plan eligible for deposit with The Depository Trust Company or able to be transferred through a transfer agent.
Section 6.8    Registration Rights Agreement; PermianCo Governance Documents and LegacyCo Organizational Documents.
(a)    The Approved Plan will provide that from and after an initial public offering of PermianCo, each holder of PermianCo Common Stock receiving “control” or “restricted” securities shall be entitled to registration rights pursuant to a registration rights agreement, which agreement shall be in form and substance consistent with the terms set forth in the Approved Plan and reasonably satisfactory to the Requisite Commitment Parties (the “Registration Rights Agreement”). A form of the Registration Rights Agreement shall be filed with the Bankruptcy Court as part of the Plan Supplement.
(b)    The Approved Plan will provide that on the Effective Date the PermianCo Governance Documents and the LegacyCo Organizational Documents will be duly authorized, approved, adopted and effective, in each case, reflecting the governance provisions of the Reorganized Debtors as set forth in the Approved Plan. Forms of the PermianCo Governance Documents and the LegacyCo Organizational Documents shall be filed with the Bankruptcy Court as part of the Plan Supplement.
Section 6.9    Blue Sky. The Debtors shall, on or before the Closing Date, take such action as the Debtors and the Requisite Commitment Parties shall reasonably determine is necessary in order to qualify, or to obtain an exemption from such qualification, for any securities issued pursuant to the Approved Plan for sale to the Commitment Parties at the Closing Date under applicable securities and “Blue Sky” Laws of the states of the United States and any applicable foreign jurisdictions, and shall provide evidence of any such action so taken to the Commitment Parties on or prior to the Closing Date. The Debtors shall timely make all filings and reports relating to the offer and sale of the securities issued pursuant to the Approved Plan required under applicable securities and “Blue Sky” Laws of the states of the United States. The Debtors shall pay all fees and expenses in connection with satisfying the obligations under this Section 6.9.

Section 6.10    No Integration; No General Solicitation. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of any of the Rights Offering Securities, Unsubscribed Securities or any other PermianCo Common Stock to be issued under the Approved Plan and this Agreement in a manner that would require registration of any securities to be issued by the Reorganized Debtors on the Effective Date under the Securities Act. None of the Company or any of its Affiliates or any other Person acting on its or their behalf will solicit offers for, or offer or sell, any such securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.
Section 6.11    Use of Proceeds. The Debtors will apply the proceeds from the Rights Offering for the purposes identified in the Disclosure Statement and the Approved Plan.
Section 6.12    Hedging. The Debtors shall use reasonable best efforts to implement a plan to enter into Hedging Contracts that is reasonably acceptable to (a) the Requisite Consenting Second Lien Creditors and (b) to the extent that such hedging covers the Permian Assets, the Requisite Commitment Parties.
Section 6.13    Joinder of PermianCo. Following the formation of PermianCo, PermianCo shall execute a Joinder Agreement pursuant to which PermianCo shall become a party hereto.

ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
Section 7.1    Conditions to the Obligations of the Commitment Parties and the Second Lien Noteholder Group Parties. The obligations of each Commitment Party and each Second Lien Noteholder Group Party (except with respect to Sections 7.1(g), (h), (i), (p), (q), (s)(i) and (u)(ii), which are conditions to the obligations of each Commitment Party only, and Sections 7.1(s)(ii) and (u)(iii), which are conditions to the obligations of each Second Lien Noteholder Group Party only) to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.3) the satisfaction of the following conditions prior to or at the Closing:
(a)    BCA Approval Order. The Bankruptcy Court shall have entered the BCA Approval Order, such Order shall be in form and substance reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties in their sole discretion and such Order shall be a Final Order.
(b)    RSA. The RSA shall not have been terminated and shall be in full force and effect.
(c)    Disclosure Statement Order. The Bankruptcy Court shall have entered the Disclosure Statement Order, such Order shall be in form and substance reasonably satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties and such Order shall be in full force and effect.
(d)    Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order, such Order shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties and such Order shall not be subject to any stay.
(e)    Approved Plan. The Company and all of the other Debtors shall have complied, in all material respects, with the terms of the Approved Plan that are to be performed by the Company and the other Debtors on or prior to the Effective Date and the conditions to the occurrence of the Effective Date set forth in the Approved Plan shall have been satisfied or, with the prior consent of the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties, waived in accordance with the terms thereof.
(f)    Rights Offering. The Rights Offering shall have been conducted, in all material respects, in accordance with the BCA Approval Order, the Rights Offering Procedures and this Agreement, and the Rights Offering Expiration Time shall have occurred.
(g)    Funding Notice. The Commitment Parties shall have received a Funding Notice in accordance with Section 2.4(a).
(h)    Valid Issuance.
(i)    All PermianCo Common Stock subject to the Rights Offering (including the PermianCo Common Stock to be issued in respect of the Put Option Premium), shall be, upon (A) payment of the aggregate purchase price as provided herein and the Rights Offering Procedures and (B) the Effective Date, validly issued, fully paid and non-assessable, and free and clear of all Taxes, Liens, pre-emptive rights, rights of first refusal, subscription and similar rights except as set forth in the PermianCo Governance Documents. Other than the PermianCo Common Stock to be issued pursuant to this Agreement and the Rights Offering, no PermianCo Common Stock shall be issued or outstanding.
(ii)    All LegacyCo Units to be issued to PermianCo shall be, upon the Effective Date, duly and validly authorized, issued and delivered, and free and clear of all Taxes, Liens, pre-emptive rights, rights of first refusal, subscription and similar rights except as set forth in the LegacyCo Organizational Documents.
(i)    LegacyCo Units Issuance to PermianCo. LegacyCo Units amounting to 7.50% of the total outstanding LegacyCo Units on the Closing Date (subject to dilution for any LegacyCo Units to be issued after the Effective Date, including under any long-term management incentive plan in respect of LegacyCo) shall have been issued to PermianCo.
(j)    Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Approved Plan and in the Confirmation Order.

(k)    Reorganization Transactions. The Reorganization Transactions shall have occurred and the PermianCo Governance Documents and LegacyCo Organizational Documents shall have been duly approved and adopted and shall be in full force and effect.
(l)    Expense Reimbursement. The Debtors shall have paid all Expense Reimbursement projected to be accrued through the Closing Date pursuant to Section 3.4.
(m)    Consents. All Governmental Entity and third-party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement and the Approved Plan shall have been made or received.
(n)    Antitrust Approvals. All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement and the Approved Plan shall have terminated or expired and all applicable authorizations, approvals, consents or clearances under any Antitrust Laws in connection with the transactions contemplated by this Agreement and the Approved Plan shall have been obtained.
(o)    No Legal Impediment. No Law or Order enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Approved Plan or the Rights Offering or the transactions contemplated by this Agreement shall be in effect.
(p)    Put Option. The Put Option shall have been exercised or be deemed to have been exercised in accordance with Section 2.2(b).
(q)    Minimum Liquidity of PermianCo. PermianCo will have cash on hand of no less than the Minimum Cash Balance after giving effect to the consummation of the Reorganization Transactions and the transactions contemplated hereby.
(r)    Transition Services Agreement. LegacyCo and PermianCo shall have entered into the Transition Services Agreement.
(s)    No Material Adverse Effect.
(i)    No Material Adverse Effect shall have occurred and be continuing (replacing, for purposes of such definition, any references to Debtors or Debtors and their Subsidiaries with “the assets and liabilities to be transferred to PermianCo”).
(ii)
(A)    No Material Adverse Effect shall have occurred and be continuing (replacing, for purposes of such definition, any references to Debtors or Debtors and their Subsidiaries with “the assets and liabilities to be transferred to LegacyCo”).
(B)    No Material Adverse Effect shall have occurred and be continuing.
(t)    Closing Deliverables. On or before the Effective Date, the Parties shall each deliver to the other, executed counterparts of the Restructuring Documents to be entered into at the Closing.

(u)    Representations and Warranties.
(i)    The representations and warranties of the Debtors contained in (A) Sections 5.2, 5.3, 5.4 and 5.30 shall be true and correct in all respects other than de minimis inaccuracies on and as of the Closing Date, and (B) Section 5.20 shall be true and correct in all material respects, in each case, after giving effect to the Approved Plan, with the same effect as if made on and as of the Closing Date after giving effect to the Approved Plan (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date).
(ii)    The other representations and warranties of the Debtors contained in this Agreement shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Approved Plan with the same effect as if made on and as of the Closing Date after giving effect to the Approved Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct would not reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect (replacing, for purposes of such definition, any references to Debtors or Debtors and their Subsidiaries with “the assets and liabilities to be transferred to PermianCo”).
(iii)
(A)    The other representations and warranties of the Debtors contained in this Agreement shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Approved Plan with the same effect as if made on and as of the Closing Date after giving effect to the Approved Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct would not reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect (replacing, for purposes of such definition, any references to Debtors or Debtors and their Subsidiaries with “the assets and liabilities to be transferred to LegacyCo”).
(B)    The other representations and warranties of the Debtors contained in this Agreement shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Approved Plan with the same effect as if made on and as of the Closing Date after giving effect to the Approved Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct would not reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect.
(v)    Covenants. The Debtors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

Section 7,2    Conditions to the Obligations of the Debtors. The obligations of the Debtors to consummate the transactions contemplated hereby shall be subject to (unless waived by the Debtors) the satisfaction of the following conditions prior to or at the Closing:
(a)    Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order and such Order shall be a Final Order.
(b)    Antitrust Approvals. All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement and the Approved Plan shall have terminated or expired and all applicable authorizations, approvals, consents or clearances under any Antitrust Laws in connection with the transactions contemplated by this Agreement and the Approved Plan shall have been obtained.
(c)    No Legal Impediment. No Law or Order enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Approved Plan or the Rights Offering or the transactions contemplated by this Agreement shall be in effect.
(d)    Representations and Warranties. The representations and warranties of the Commitment Parties and the Second Lien Noteholder Group Parties contained in this Agreement which contain materiality or Material Adverse Effect qualifiers shall be true and correct, and those without such qualifiers shall be true and correct in all material respects, on and as of the Closing Date after giving effect to the Approved Plan with the same effect as if made on and as of the Closing Date after giving effect to the Approved Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).
Section 7.3    Waiver of Conditions to Obligations. All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part with respect to (a) all Commitment Parties by a written instrument delivered by the Requisite Commitment Parties and (b) all Second Lien Noteholder Group Parties, by a written instrument delivered by the Requisite Consenting Second Lien Creditors and if so waived, all Second Lien Noteholder Group Parties shall be bound by such waiver; provided, that the conditions in Sections 7.1(g), (h), (i), (p) and (q) need only be waived by the Requisite Commitment Parties.

ARTICLE VIII

INDEMNIFICATION AND CONTRIBUTION
Section 8.1    Indemnification Obligations. Following the entry of the BCA Approval Order, the Company and the other Debtors (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Commitment Party and Second Lien Noteholder Group Party and their respective Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling Persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Commitment Parties except to the extent otherwise provided for in this Agreement) (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, the Approved Plan and the transactions contemplated hereby and thereby, including the Backstop Commitments, the Rights Offering, the payment of the Put Option Premium (and Breakup Premium, if applicable) or the use of the proceeds of the Rights Offering, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Company, the other Debtors, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented (with such documentation subject to redaction to preserve attorney client and work product privileges) legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement or the Approved Plan are consummated or whether or not this Agreement is terminated; provided, that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Commitment Party, its Related Parties or any Indemnified Person related thereto, caused by a Commitment Party Default by such Commitment Party or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, no Indemnified Claim may be made against LegacyCo, and LegacyCo will have no obligation to indemnify any Person under this Agreement.
Section 8.2    Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided, that (a) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Article VIII. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within 10 Business Days of receipt of such notice, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person. Notwithstanding anything herein to the contrary, the Company and its Subsidiaries shall have sole control over any Tax controversy or Tax audit and shall be permitted to settle any liability for Taxes of the Company and its Subsidiaries.
Section 8.3    Settlement of Indemnified Claims. In connection with any Indemnified Claim for which an Indemnified Person is assuming the defense in accordance with this Article VIII, the Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article VIII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (a) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims, and (b) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
Section 8.4    Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as (a) the total value received or proposed to be received by the Company pursuant to the issuance and sale of the Unsubscribed Securities in the Rights Offering contemplated by this Agreement and the Approved Plan bears to (b) the Put Option Premium paid or proposed to be paid to the Commitment Parties. The Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence or otherwise to the Indemnifying Parties, any Person asserting claims on behalf of or in right of any of the Indemnifying Parties, or any other Person in connection with an Indemnified Claim.
Section 8.5    Treatment of Indemnification Payments. All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the applicable purchase price for all Tax purposes. The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement. The BCA Approval Order shall provide that the obligations of the Company and the Reorganized Debtors under this Article VIII shall constitute allowed administrative expenses of the Debtors’ estate under sections 503(b) and 507 of the Bankruptcy Code and are payable without further Order of the Bankruptcy Court, and that the Company and the Reorganized Debtors may comply with the requirements of this Article VIII without further Order of the Bankruptcy Court.
Section 8.6    No Survival. All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.

ARTICLE IX

TERMINATION
Section 9.1    Consensual Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Company, acting on behalf of the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
Section 9.2    Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon:
(a)    the termination of the RSA with respect to all Parties in accordance with its terms; or
(b)    the consummation by the Company of an Alternative Transaction.
Section 9.3    Termination by the Commitment Parties or the Second Lien Noteholder Group Parties. Upon three Business Days’ written notice from the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties delivered in accordance with Section 10.1 to all of the Parties, at any time upon the occurrence of any the following events, in each case, unless waived in writing by the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, either of the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties, may terminate this Agreement as to all Parties. No failure or delay by any of the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties in exercising any of their respective rights to terminate this Agreement shall operate as a waiver thereof or limit in any way such termination right:
(a)    any of the Milestones under the RSA have not been satisfied;
(b)    the Effective Date has not occurred by the Outside Date, subject to extension pursuant to Section 2.3(a); provided, that the Outside Date may be waived or extended in accordance with the RSA;
(c)    any of the BCA Approval Order, Disclosure Statement Order or Confirmation Order is reversed, stayed, dismissed, vacated, reconsidered or is modified or amended after entry in any material respect without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; provided, however, that the Requisite Commitment Parties may not terminate this Agreement as to all Parties under this Section 9.3(c) if such reversal, stay, dismissal, vacation, reconsideration or modification or amendment is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing (unless such reversal, stay, dismissal, vacation, reconsideration or modification or amendment affects PermianCo’s rights with respect to LegacyCo as set forth in the Approved Plan);
(d)    any of this Agreement, the RSA, Rights Offering Procedures, Disclosure Statement, Approved Plan or any documents related to the Approved Plan, including notices, exhibits or appendices, or any of the Restructuring Documents is amended or modified in any material respect without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; provided, however, that the Requisite Commitment Parties may only terminate this Agreement as to all Parties under this Section 9.3(d) if such amendment or modification is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing (unless such reversal, stay, dismissal, vacation, reconsideration or modification or amendment affects PermianCo’s rights with respect to LegacyCo as set forth in the Approved Plan);
(e)    an Order is entered by the Bankruptcy Court or a court of competent jurisdiction denying confirmation of the Approved Plan or denying approval of the Disclosure Statement;
(f)    subject to the right of the Commitment Parties to arrange a Commitment Party Replacement in accordance with Section 2.3(a), the breach in any material respect by any Party of any of the representations, warranties, covenants, obligations or commitments set forth in this Agreement or the failure of any Party to act in a manner materially consistent with this Agreement, which breach or failure to act (i) would materially and adversely impede or interfere with the acceptance, implementation or consummation of the Restructuring Transactions by the Outside Date on the terms and conditions set forth in Approved Plan and (ii) is uncured for a period of seven Business Days after the receipt of written notice in accordance with Section 10.1 of such breach from any non-breaching Party, other than, in the case of clause (ii), with respect to any breach that is uncurable, for which no notice or cure period shall be required or apply (it being understood and agreed that any actions required to be taken by such Parties that are included in the Approved Plan but not in this Agreement are to be considered “covenants” of such Parties, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Approved Plan to be re-copied in this Agreement). Notwithstanding the foregoing, under this Section 9.3(f), (x) the Requisite Consenting Second Lien Creditors may only exercise a right to terminate this Agreement if the breaching Party or Parties is one of the Commitment Parties or the Debtors and (y) the Requisite Commitment Parties may only exercise a right to terminate this Agreement if the breaching Party or Parties is one of the Second Lien Noteholder Group Parties or the Debtors. Notwithstanding the termination as to any individual Commitment Party, the remaining Commitment Parties shall be entitled to their pro rata portion of the Put Option Premium or Breakup Premium, as applicable, pursuant to the terms of this Agreement; for the avoidance of doubt, to the extent there has been a Commitment Party Default but there are Replacing Commitment Parties for the full amount of the Commitment Party Default, the Second Lien Noteholder Group Parties shall not have any rights to terminate this Agreement;
(g)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Approved Plan or the Rights Offering or the transactions contemplated by this Agreement or the other Restructuring Documents; provided, however, that the termination right in this Section 9.3(g) shall not be available if the Party seeking to terminate this Agreement pursuant to this Section 9.3(g) shall not have used its reasonable best efforts to contest such Order prior to its becoming permanent if such party had the right to contest such Order; or
(h)    the Debtors fail to timely pay the fees and expenses as set forth in this Agreement, including the Expense Reimbursement, and such failure shall not have been cured by the fifth Business Day after notice is given of such failure, or in the case of the Expense Reimbursement, after such payment is due under Section 3.4(b);
provided, that any termination or breach of this Agreement that is caused by or is as a result of an action or inaction by the Debtors that gives rise to a termination event under this Section 9.3 shall only, in and of itself, result in the termination of this Agreement with respect to the Debtors.
Section 9.4    Termination by the Debtors. Upon three Business Days’ written notice from the Company delivered in accordance with Section 10.1 to the Commitment Parties and the Second Lien Noteholder Group Parties, at any time upon the occurrence of any the following events, in each case, the Company, on behalf of the Debtors, may terminate this Agreement as to the Debtors only:
(a)    the breach in any material respect by one or more of the Commitment Parties or Second Lien Noteholder Group Parties of any of the representations, warranties, covenants, obligations or commitments set forth in this Agreement or the failure of any Party to act in a manner materially consistent with this Agreement, which breach or failure to act (i) would materially and adversely impede or interfere with the acceptance, implementation or consummation of the

Restructuring Transactions by the Outside Date on the terms and conditions set forth in Approved Plan and (ii) is uncured for a period of seven Business Days after the receipt of written notice in accordance with Section 10.1 of such breach from any non-breaching Party, other than with respect to any breach that is uncurable, for which no notice or cure period shall be required or apply (it being understood and agreed that any actions required to be taken by such Parties that are included in the Approved Plan but not in this Agreement are to be considered “covenants” of such Parties, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Approved Plan to be re-copied in this Agreement);
(b)    the board of directors, board of managers, or such similar governing body of any Debtor reasonably determines in good faith after consultation with outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that the Company or another Debtor provides notice of such determination to counsel for the Consenting Creditors within three Business Days after the date thereof; or
(c)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Approved Plan or the Rights Offering or the transactions contemplated by this Agreement or the other Restructuring Documents;
provided, that, in the event of termination pursuant to this Section 9.4, (i) only the Debtors shall be removed as Parties to this Agreement, and such termination shall not have the effect of terminating this Agreement with respect to the other Parties, and (ii) provisions of this Agreement that apply to, require the consent of or otherwise involve the Debtors, including the representations and warranties set forth in Article V and certain of the covenants in Article VI to which the Debtors are subject, but excluding the provisions of Article VIII and Article X, shall have no further force and effect, and the remainder of the Agreement shall continue to be binding on the Parties.
Section 9.5    Effect of Termination.
(a)    Upon termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that (i) the Second Lien Noteholder Group Parties shall remain obligated not to take any action that in any way would directly or indirectly frustrate the ability of the Debtors to pay the Expense Reimbursement pursuant to Article III or to pay the Breakup Premium pursuant to Section 9.5(b) (in each case, pursuant to the BCA Approval Order), (ii) the provisions set forth in this Section 9.5, Article VIII and Article X shall survive the termination of this Agreement in accordance with their terms and (iii) subject to Section 10.10, nothing in this Section 9.5 shall relieve any Party from liability for its gross negligence or any willful or intentional breach of this Agreement. For purposes of this Agreement, “willful or intentional breach” shall mean a breach of this Agreement that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.

(b)    Upon consummation of an Alternative Transaction, if (i)(A) this Agreement was terminated under Section 9.3(f) due to a breach by the Debtors, (B) the Debtors exercise their termination right under Section 9.4(b) or (C) this Agreement was terminated by the Debtors or the Requisite Consenting Second Lien Creditors for any other reason other than (w) on account of a denial of confirmation of the Approved Plan by the Bankruptcy Court on the basis that section 1129(b) of the Bankruptcy Code is not satisfied by the class of Senior Unsecured Notes, (x) under Section 9.2(a) due to a breach by one or more of the Commitment Parties that causes the termination of the RSA, (y) under Section 9.4(a) due to a breach by one or more of the Commitment Parties or (z) under the circumstances referred to in Section 9.3(g) or Section 9.4(c), and (ii) the Commitment Parties have not breached their obligations under this Agreement, which breach resulted in any of the conditions set forth in Article VII not to be satisfied, the Commitment Parties shall receive in accordance herewith a termination premium of 5.0% of the Total BCA Commitment, which premium shall be paid in cash (the “Breakup Premium”) on or prior to the second Business Day following such consummation and subject to any applicable withholding Tax; provided, however, if (i) the Alternative Transaction does not result in the payment in full in cash of all claims arising under or related to the Second Lien Notes, including for principal, make-whole, interest thereupon, costs, fees and indemnities and all other obligations related thereto, to the extent such claims are allowed by the Bankruptcy Court, and (ii) the Requisite Consenting Second Lien Creditors were not in breach of the RSA at the time this Agreement was terminated, the Commitment Parties shall not seek or receive payment of the Breakup Premium in connection with such Alternative Transaction in full in cash but reserve all rights to assert and recover such Breakup Premium solely from the distributions under such Alternative Transaction, if any, to unsecured creditors and interest holders junior in priority to the Second Lien Notes. The Debtors, subject to the BCA Approval Order, shall make the payment of the Breakup Premium to the Commitment Parties or their designees based upon their respective Initial BCA Percentages on the date of payment, by wire transfer of immediately available funds to such accounts as each of the Commitment Parties may designate. The Breakup Premium shall be non-avoidable upon the entry of (x) the BCA Approval Order, if the Debtors are parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order, or (y) the Confirmation Order, if the Debtors are not parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order.
(c)    To the extent that all amounts due in respect of the Breakup Premium pursuant to Section 9.5(b) have actually been paid by the Debtors to the Commitment Parties in connection with a termination of this Agreement, the Commitment Parties shall not have any additional recourse against the Debtors for any obligations or liabilities relating to or arising from this Agreement. Except as set forth in Section 9.5(b), the Breakup Premium shall not be payable upon the termination of this Agreement. The Breakup Premium shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code, pursuant to (i) the BCA Approval Order, if the Debtors are parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order, or (ii) the Confirmation Order, if the Debtors are not parties to the RSA and this Agreement as of the date of the entry of the BCA Approval Order.

ARTICLE X

GENERAL PROVISIONS
Section 10.1    Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):
(a)    if to any of the Debtors, to:
Breitburn Energy Partners LP
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
Attention: James G. Jackson, Chief Financial Officer
Email: jjackson@breitburn.com

with copies (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Ray C. Schrock, P.C.; Stephen Karotkin, Esq.
Email:    ray.schrock@weil.com; stephen.karotkin@weil.com

(b)    if to a Second Lien Noteholder Group Party, to:
EIG Redwood Debt Aggregator, LP
c/o EIG Management Company, LLC
333 Clay Street, Suite 3500
Houston, TX 77002
Attention: Amy Springs; Clayton Taylor
Email:    amy.springs@eigpartners.com; clay.taylor@eigpartners.com

and

Anchorage Capital Partners, L.P.
ACMO BBEP, L.P.
c/o Anchorage Capital Group, L.L.C.
610 Broadway, 6th Floor
New York, New York, 10012
Attention: Legal
Email: legal@anchoragecap.com

and

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund
Hamilton Finance LLC
Maverick Enterprises, Inc.
NZC Guggenheim Master Fund Limited
NZC Guggenheim Fund LLC
SEI Institutional Managed Trust-Multi Asset Income Fund
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Christopher J. Marcus, P.C.; Steven N. Serajeddini
Email: christopher.marcus@kirkland.com; steven.serajeddini@kirkland.com
and
Kirkland & Ellis LLP
609 Main Street
Houston, TX 77002
Attention: John D. Pitts, P.C.; Matthew R. Pacey, P.C.
Email: john.pitts@kirkland.com; matt.pacey@kirkland.com
(c)    if to a Commitment Party, to the electronic mail addresses set forth on Exhibit A with copies (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attention: Ira Dizengoff
Email: idizengoff@akingump.com
and

Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Avenue, N.W.
Washington, DC 20036
Attention: Scott Alberino; Daniel Fisher
Email: salberino@akingump.com; dfisher@akingump.com
and

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Attention: Harrison Denman
Email: hdenman@whitecase.com
and

Milbank, Tweed, Hadley & McCloy LLP
2029 Century Park East, 33rd Floor
Los Angeles, CA 90067
Attention: Gregory Bray
Email: gbray@milbank.com

Section 10.2    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties, other than an assignment by (a) a Commitment Party expressly permitted by Section 2.3 or Section 2.6 and (b) a Second Lien Noteholder Group Party to an Affiliate; provided, that any such assignment shall not relieve any Party of its obligations under this Agreement. Any purported assignment in violation of this Section 10.2 shall be void ab initio. Subject to the foregoing provisions of this Section 10.2, there are no third party beneficiaries under this Agreement, and the rights or obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other Person.
Section 10.3    Prior Negotiations; Entire Agreement.
(a)    This Agreement (including the Exhibits, the Schedules and the other documents and instruments referred to in this Agreement) constitutes the entire agreement among the Parties and supersedes all prior agreements, arrangements or understandings, oral or written, among the Parties with respect to the subject matter of this Agreement (including the Original Agreement), except that the Parties acknowledge that the RSA continues in full force and effect.
(b)    Notwithstanding anything to the contrary in the Approved Plan (including any amendments, supplements or modifications thereto) or the Confirmation Order (and any amendments, supplements or modifications thereto) or an affirmative vote to accept the Approved Plan submitted by any Second Lien Noteholder Group Party or Commitment Party, nothing contained in the Approved Plan (including any amendments, supplements or modifications thereto) or Confirmation Order (including any amendments, supplements or modifications thereto) shall alter, amend or modify the rights of the Second Lien Noteholder Group Parties or the Commitment Parties under this Agreement unless such alteration, amendment or modification has been made in accordance with Section 10.7.
Section 10.4    Governing Law; Venue. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement in the Bankruptcy Court (or court of proper appellate jurisdiction) (the “Chosen Court”), and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Court; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Court is an inconvenient forum or does not have jurisdiction over any Party or constitutional authority to finally adjudicate the matter.
Section 10.5    Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 10.6    Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.
Section 10.7    Waivers and Amendments; Consent. This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company, the Second Lien Noteholder Group Parties and the Requisite Commitment Parties; provided, that (a) any Commitment Party’s prior written consent shall be required for any amendment, restatement, modification, supplement or other changes that would, directly or indirectly: (i) modify the conditions to Closing set forth in Article VII, (ii) modify the specific economic terms or conditions of the Approved Plan, the Rights Offering or this Agreement (including the size of the Rights Offering, the amount of the Minimum Allocation Rights, the amount of the Put Option Premium and the amount of the Breakup Premium), (iii) modify such Commitment Party’s Individual BCA Commitment, Initial BCA Percentage, Remaining BCA Commitment, Final Backstop Commitment or Final BCA Percentage, (iv) change this Section 10.7 or (v) have a materially adverse and disproportionate effect on a Commitment Party and (b) the prior written consent of each Commitment Party that was an original signatory hereto that is still a Commitment Party as of such date of amendment shall be required for any amendment to the definition of “Requisite Commitment Parties.” Notwithstanding the foregoing, Exhibit A shall be revised as necessary without requiring a written instrument signed by the Second Lien Noteholder Group Parties and the Requisite Commitment Parties to reflect changes in the composition of the Commitment Parties, Individual BCA Commitments, Initial BCA Percentages, Minimum Allocation Rights obligations and Remaining BCA Commitments as a result of transfers permitted in accordance with the terms and conditions of this Agreement. The terms and conditions of this Agreement (other than the conditions set forth in Section 7.1, the waiver of which shall be governed solely by Article VII, and the termination events set forth in Section 9.3(b), the waiver of which shall be governed by their respective terms) may be waived (A) by the Requisite Consenting Second Lien Creditors only by a written instrument executed by the Requisite Consenting Second Lien Creditors and (B) by the Requisite Commitment Parties only by a written instrument executed by the Requisite Commitment Parties. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.
Section 10.8    Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.
Section 10.9    Specific Performance; Rights Cumulative. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to obtain an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Notwithstanding the foregoing, only the Debtors, the Second Lien Noteholder Group Parties, and the Requisite Commitment Parties may exercise any specific performance rights under this Agreement against one or more Commitment Parties, and only the Requisite Commitment Parties and the Second Lien Noteholder Group Parties may exercise any specific performance rights against the Debtors to cause the consummation of the Rights Offering. Except as otherwise provided in this Agreement, the rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any Party otherwise may have under this Agreement or at Law or in equity.
Section 10.10    Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits. Under no circumstance shall any Commitment Party be liable under this Agreement for an amount in excess of its unfunded Individual BCA Commitment.
Section 10.11    Several, Not Joint and Several, Obligations. Except as otherwise expressly set forth herein, the agreements, representations, warranties, liabilities and obligations of the Parties under this Agreement are, in all respects, several and not joint and several.
Section 10.12    No Reliance. No Commitment Party or any of its Related Parties shall have any duties or obligations to the other Commitment Parties in respect of this Agreement, the Approved

Plan or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Commitment Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Commitment Parties, to the Debtors or to any other Person, (b) no Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Commitment Party, (c) no Commitment Party or any of its Related Parties shall have any duty to the other Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Commitment Parties any information relating to the Company or any of its Related Parties that may have been communicated to or obtained by such Commitment Party or any of its Affiliates in any capacity, (d) no Commitment Party may rely, and confirms that it has not relied, on any due diligence investigation that any other Commitment Party or any Person acting on behalf of such other Commitment Party may have conducted with respect to the Company or any of its Affiliates or any of their respective securities, (e) the Parties acknowledge that this Agreement does not constitute an agreement, arrangement or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any equity securities of the Debtors and the Parties do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended, (f) no action taken by any Party pursuant to this Agreement shall be deemed to constitute or to create a presumption by any of the Parties that the Parties are in any way acting in concert or as such a “group” and (g) each Commitment Party acknowledges that no other Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Minimum Allocation Rights Securities or Unsubscribed Securities. The decision to commit to purchase PermianCo Common Stock pursuant to Agreement has been made independently of any other purchaser.
Section 10.13    Settlement Discussions. If the Restructuring Transactions are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms, pursue the consummation of the Restructuring Transactions or the payment of damages to which a Party may be entitled under this Agreement.
Section 10.14    Effectiveness. This Agreement shall become effective and binding upon each Party when counterpart signatures to this Agreement have been executed and delivered to each other Party.
Section 10.15    Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 10.16    Interpretation; Representation by Counsel. This Agreement is the product of negotiations among the Parties and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. Each of the Parties were each represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel and, therefore, waive the application of any Law (a) providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document or (b) any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel.
Section 10.17    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, or any of such Party’s Affiliates’ or respective Related Parties in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10.17 shall relieve or otherwise limit the liability of any Party or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments.  For the avoidance of doubt, prior to the Effective Date, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.
Section 10.18    Publicity
(a)    At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Parties shall obtain the prior written consent (which consent shall not be unreasonably withheld) of the Commitment Parties and the Second Lien Noteholder Group Parties prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such release) or otherwise making public announcements with respect to the transactions contemplated by this Agreement, it being understood that nothing in this Section 10.18 shall prohibit any Party from filing any motions or other pleadings or documents with the Bankruptcy Court in connection with the Chapter 11 Cases.
(b)    Notwithstanding anything herein to the contrary, Exhibit A to this Agreement shall be redacted and/or its contents shall be treated as confidential to the extent that this Agreement or its contents are shared with any third party.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.
SECOND LIEN NOTEHOLDER GROUP PARTIES:

EIG Redwood Debt Aggregator, LP

By: EIG Redwood Aggregator GP, LLC, its general partner and Attorney-in-Fact

By: EIG Asset Management, LLC, its sole member

By:	/s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Richard K. Punches, II
Name: Richard K. Punches, II
Title: Managing Director

Anchorage Capital Partners, L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

ACMO BBEP, L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

Guggenheim Funds Trust - Guggenheim Macro
Opportunities Fund

By: Guggenheim Partners Investment
Management, LLC, as Investment Adviser

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Hamilton Finance LLC

By: Guggenheim Partners Investment
Management, LLC, as Sub-Advisor

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Maverick Enterprises, Inc.

By: Guggenheim Partners Investment
Management, LLC, as Investment Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

NZC Guggenheim Master Fund Limited

By: Guggenheim Partners Investment
Management, LLC, as Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

NZC Guggenheim Fund LLC

By: Guggenheim Partners Investment
Management, LLC, as Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SEI Institutional Managed Trust - Multi Asset
Income Fund

By: Guggenheim Partners Investment
Management, LLC, as Sub-Adviser

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

AKANTHOS CAPITAL MANAGEMENT, LLC

By: /s/ Michael Kao
Name: Michael Kao
Title: CEO

FRANKLIN ADVISERS, Inc., as investment manager on behalf of certain funds and accounts

By: /s/ Glenn Voyles
Name: Glenn Voyles
Title: SVP

1992 MSF INTERNATIONAL LTD, by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

1992 TACTICAL CREDIT MASTER FUND, L.P., by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

PACIFIC CAPITAL MANAGEMENT LLC

By: /s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Managing Member

NEWBERG FAMILY TRUST UTD 12/18/90

By: /s/ Bruce Newberg
Name: Bruce Newberg
Title: Trustee

BARCLAYS BANK PLC (“BARCLAYS”), solely in respect of its Distressed Trading Desk (the “Distressed Desk”) and not any other unit, group, division, or affiliate of Barclays and solely in respect of the Distressed Desk’s Senior Unsecured Note Claims

By: /s/ Adam Yarnold
Name: Adam Yarnold
Title: Managing Director

SONOMA CAPITAL MANAGEMENT

By: /s/ Jeffrey Thorp
Name: Jeffrey Thorp
Title: Member

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”), solely in respect of its Global Credit and Special Situations Group and not any other group, unit, division or affiliate of MLPFS

By: /s/ Vincenzo Ruocco
Name: Vincenzo Ruocco
Title: Vice President, US Corporate Actions

BPC UKI, L.P.
By: BPC AS LLC
Its Investment Manager
By: Beach Point Capital Management LP
Its Managing Member

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

BEACH POINT MULTI-ASSET CREDIT
FUND LTD.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

BEACH POINT MULTI-STRATEGY CREDIT MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

BEACH POINT SELECT FUND LP
By: Beach Point Capital Management LP
Is Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

BEACH POINT TOTAL RETURN MASTER
FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Manager

Elliott Associates, L.P.
By: Elliott Capital Advisors, L.P., as general partner
By: Braxton Associates, Inc., as general partner

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Elliott International, L.P.
By: Elliott International Capital Advisors Inc., as
attorney-in-fact

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

BlackRock Multi-Manager Alternative Strategies Fund
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

BSF MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

KTRS Credit Fund, LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Marathon Blue Grass Credit Fund, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Marathon Centre Street Partnership, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Marathon Credit Dislocation Fund LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Marathon Special Opportunity Master Fund Ltd.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Master SIF SICAV-SIF
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

ASCENSION ALPHA FUND LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

ASCENSION HEALTH MASTER PENSION TRUST, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

CARILION CLINIC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

CATALINA HOLDINGS (BERMUDA) LTD., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

MARQUETTE COMPANIES, LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

PEPPERDINE UNIVERSITY, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

RETIREMENT PLAN OF CARILION CLINIC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

UNIVERSITY OF MINNESOTA FOUNDATION, by WL Ross & Co. LLC, as Investment Manager

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

WLR PARALLEL ESC, L.P., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

WLR RECOVERY FUND V, L.P., by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

WLR-SC FINANCING CONDUIT LLC, by WL Ross & Co. LLC, as Investment Manager

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

DEBTORS:
BREITBURN ENERGY PARTNERS LP
By:    Breitburn GP LLC,
its general partner
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Executive Vice President and
Chief Financial Officer

BREITBURN OPERATING LP
By:    Breitburn Operating GP LLC,
its general partner
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Executive Vice President and
Chief Financial Officer

BREITBURN FINANCE CORPORATION
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Chief Financial Officer

ALAMITOS COMPANY
BEAVER CREEK PIPELINE, L.L.C.
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
PHOENIX PRODUCTION COMPANY
QRE GP, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Chief Financial Officer

BREITBURN OPERATING GP LLC
BREITBURN GP LLC
BREITBURN MANAGEMENT COMPANY LLC
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Executive Vice President and
Chief Financial Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC
By:    Breitburn Operating LP,
its sole member
By:    Breitburn Operating GP LLC,
its general partner
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Executive Vice President and
Chief Financial Officer

QR ENERGY, LP

By:    QRE GP, LLC,
its general partner
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Chief Financial Officer

QRE OPERATING, LLC
By:    QR Energy, LP,
its sole member
By:    QRE GP, LLC,
its general partner
By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Chief Financial Officer

TRANSPETCO PIPELINE COMPANY, L.P.
By:    Breitburn Operating LP,
on behalf of itself and as the sole member of
Breitburn Transpetco GP LLC, a
general partner
By:    Breitburn Operating GP LLC,
its general partner

By: /s/ James G. Jackson

Name:	James G. Jackson

Title:	Executive Vice President and
Chief Financial Officer

Exhibit A
Commitments

Commitment Party	Individual BCA Commitment	Initial BCA Percentage	Obligation in Respect of the Minimum Allocation Rights	Remaining BCA Commitment
Akanthos Capital Management, LLC, on behalf of:
Akanthos Opportunity Master Fund, L.P.
Star V Partners, LLC
Akanthos SPV1, LLC
TD Ameritrade/Kao Family Trust date 1999

Notice details:

21700 Oxnard St. Suite 1730
Woodland Hills, CA 91367
Attention: Akanthos Capital Management, LLC
/ Rob Chambers
Email: mkao@akanthoscapital.com / rchambers@akanthoscapital.com / AkanthosTrading@akanthoscapital.com

Barclays Bank PLC (“Barclays”), solely in respect of its Distressed Trading Desk (the “Distressed Desk”) and not any other unit, group, division or affiliate of Barclays and solely in respect of the Distressed Desk’s Senior Unsecured Notes Claims

Notice details:

745 Seventh Avenue
New York, NY 10019
Attention: Brian Hook
Email: brian.hook@barclays.com

Exhibit A-1

3.	BPC UKI, L.P. Notice details: c/o Beach Point Capital Management LP 1620 26th Street, Suite 6000N Santa Monica, CA 90404 Attention: Joseph Fabiana Email: jfabiani@beachpointcapital.com
4.
Beach Point Multi-Asset Credit Fund Ltd.

Notice details:

c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiana
Email: jfabiani@beachpointcapital.com

5.
Beach Point Total Return Master Fund, L.P.

Notice details:

c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiana
Email: jfabiani@beachpointcapital.com

6.	Beach Point Select Fund LP Notice details: c/o Beach Point Capital Management LP 1620 26th Street, Suite 6000N Santa Monica, CA 90404 Attention: Joseph Fabiana Email: jfabiani@beachpointcapital.com

Exhibit A-2

7.
Beach Point Multi-Strategy Credit Master Fund, L.P.

Notice details:

c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiana
Email: jfabiani@beachpointcapital.com

8.	Elliott Associates, L.P. Notice details: c/o Elliott Management Corporation 40 West 57th Street New York, NY 10019 Attention: Michael Stephan Email: mstephan@elliottmgmt.com
9.	Elliott International, L.P. Notice details: c/o Elliott Management Corporation 40 West 57th Street New York, NY 10019 Attention: Michael Stephan Email: mstephan@elliottmgmt.com

Exhibit A-3

10.
Franklin Advisers, Inc., as investment manager on behalf of certain funds and accounts

Notice details:

Franklin Templeton Investments
1 Franklin Pkwy
San Mateo, CA 94403
Attention: Bryant Dieffenbacher / Chris Chen
Email: Bryant.dieffenbacher@franklintempleton.com / chris.chen@frankilntempleton.com

11.	1992 MSF International Ltd. Notice details: c/o Highbridge Capital Management, LLC 40 West 57th Street, 32nd Floor New York, NY 10019 Attention: Damon Meyer Email: Damon.Meyer@highbridge.com
12.	1992 Tactical Credit Master Fund, L.P. Notice details: c/o Highbridge Capital Management, LLC 40 West 57th Street, 32nd Floor New York, NY 10019 Attention: Damon Meyer Email: Damon.Meyer@highbridge.com

Exhibit A-4

13.	Newberg Family Trust UTD 12/18/90 Notice Details: 11601 Wilshire Blvd Suite 1925 Los Angeles, CA 90025 Attention: Bruce Newberg Email: bruce@newbergfamily.net
14.	Pacific Capital Management LLC Notice Details: 11601 Wilshire Blvd Suite 1925 Los Angeles, CA 90025 Attention: Jonathan Glaser Email: jglaser@jmgcapital.com
15.
Sonoma Capital Management LLC, for its advisees: Sonoma Capital LP and Jeffrey Thorp Roth IRA

Notice details:

437 Madison Ave.
34th Floor
New York, NY 10022
Attention: Jeffrey Thorp
Email: jthorp@sonomacm.com

Exhibit A-5

16.	Marathon Special Opportunity Master Fund Ltd. Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com
17.	Marathon Centre Street Partnership, L.P. Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com
18.	KTRS Credit Fund, LP Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com

Exhibit A-6

19.	Marathon Credit Dislocation Fund LP Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com
20.	Marathon Blue Grass Credit Fund, LP Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com
21.	Master SIF SICAV-SIF Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com

Exhibit A-7

22.	BSF Multi-Manager Alternative Strategies Fund Notice details: c/o Marathon Asset Management, LP One Bryant Park, 38th Floor New York, NY 10036 Attention: Michael Alexander Email: malexander@marathonfund.com
23.
BlackRock Multi-Manager Alternative Strategies Fund

Notice details:

c/o Marathon Asset Management, LP
One Bryant Park, 38th Floor
New York, NY 10036
Attention: Michael Alexander
Email: malexander@marathonfund.com

24.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), solely in respect of its Global Credit and Special Situations Group and not any other group, unit, division or affiliate of MLPFS

Notice details:

222 Broadway, 11th Floor
New York, NY 10038
Attention: Corporate Actions/Vincenzo Ruocco
Email: BAScorporateactions@bofasecurities.com

Exhibit A-8

25.	Ascension Alpha Fund LLC Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
26.	Ascension Health Master Pension Trust Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
27.	Carilion Clinic Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com

Exhibit A-9

28.	Catalina Holdings (Bermuda) Ltd. Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
29.	Marquette Companies, LLC Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
30.	Pepperdine University Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com

Exhibit A-10

31.	Retirement Plan of Carilion Clinic Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
32.	University of Minnesota Foundation Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
33.	WLR Recovery Fund V., L.P. Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com

Exhibit A-11

34.	WLR-SC Financing Conduit LLC Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
35.	WLR V Parallel ESC, L.P. Notice details: c/o W.L. Ross & Co. LLC 1166 Avenue of the Americas 25th Floor New York NY, 10036 Attention: Stephen Swanson Email: stephen.swanson@invesco.com
	Total	$775,000,000	100%	$310,000,000	$465,000,000

Exhibit A-12

Exhibit B
Restructuring Support Agreement
[Attached.]

Exhibit B

Exhibit C
Rights Offering Procedures
[Attached.]

Exhibit C

RIGHTS OFFERING PROCEDURES
I.    Introduction
Breitburn Energy Partners LP (the “Debtor”) and certain of its subsidiaries (collectively, the “Debtors”)1 are pursuing a proposed financial restructuring of their existing debt and other obligations to be effectuated pursuant to a plan of reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) in connection with a chapter 11 bankruptcy case, in accordance with the terms and conditions set forth in the Amended and Restated Backstop Commitment Agreement, dated as of [•], 2017 (the “Backstop Commitment Agreement”), by and among the Debtors and other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth for such terms in the Plan or the Backstop Commitment Agreement.
On [•], 2017, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (the “Rights Offering Approval”) that approved, among other things, the form and manner of the rights offering. In connection with the Plan, and in accordance with these procedures (the “Rights Offering Procedures”), the Debtor shall be required to implement the rights offering on behalf of New Permian Corp. (as defined in the Plan), and will, for aggregate proceeds of $775,000,000, (x) distribute to each of the Commitment Parties (as defined in the Backstop Commitment Agreement) Minimum Allocation Rights (as defined in the Backstop Commitment Agreement) enabling those parties to acquire an aggregate of 40% of the common stock of New Permian Corp. for aggregate proceeds of $310,000,000; and (y) distribute subscription rights to holders of Allowed Unsecured Notes Claims (as defined in the Plan) who are Eligible Offerees (defined below) enabling those parties to purchase an aggregate of 60% of the common stock of New Permian Corp. for aggregate proceeds of $465,000,000 (the “Rights Offering”).
An “Eligible Offeree” is a holder of an Allowed Unsecured Notes Claim, that is, as of the Rights Offering Record Date (as defined below), either (a) an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act (as defined below) (an “AI”) or an entity in which all of the equity investors are AIs, or (b) a non-U.S. Person, as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).
Only Eligible Offerees may participate in the Rights Offering. As provided in the Plan, in lieu of Subscription Rights, Non-Eligible Offerees will be given the opportunity to receive a substitute distribution (the “Substitute Distribution”) consisting of either their pro rata share of (i) the “GUC Cash Pool” (as defined in the Plan), which is expected to consist of $500,000 or (ii) an equivalent
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1 The entities included in the definition of “Debtors” are as follows: Breitburn Energy Partners LP; Breitburn GP LLC; Breitburn Operating LP; Breitburn Operating GP LLC; Breitburn Management Company LLC; Breitburn Finance Corporation; Alamitos Company; Beaver Creek Pipeline, L.L.C.; Breitburn Florida LLC; Breitburn Oklahoma LLC; Breitburn Sawtelle LLC; Breitburn Transpetco GP LLC; Breitburn Transpetco LP LLC; GTG Pipeline LLC; Mercury Michigan Company, LLC; Phoenix Production Company; QR Energy, LP; QRE GP, LLC; QRE Operating, LLC; Terra Energy Company LLC; Terra Pipeline Company LLC; and Transpetco Pipeline Company, L.P.

value of New Permian Corp. common stock. The form of the Substitute Distribution will be determined as provided for in the Plan. Eligible Offerees who choose not to participate in the Rights Offering (“Declining Offerees”) will also receive the Substitute Distribution.
The Rights Offering Procedures will govern the ability of Eligible Offerees to participate in the Rights Offering and Non-Eligible Offerees and Declining Offerees to receive the Substitute Distribution.
All questions relating to these Rights Offering Procedures, other documents associated with the Rights Offering, or the requirements to participate in the Rights Offering should be directed to Prime Clerk, the subscription agent (the “Subscription Agent”) retained by the Debtors at:
Prime Clerk
830 Third Avenue, 9th Floor
New York, New York 10022
Attention: Breitburn Energy Processing
Tel: (855) 851-7887
Questions (but not documents) may be directed to breitburnballots@primeclerk.com
(please reference “Breitburn Energy” in the subject line)
THE DISCLOSURE STATEMENT DISTRIBUTED IN CONNECTION WITH THE DEBTORS’ SOLICITATION OF VOTES TO ACCEPT OR REJECT THE PLAN SETS FORTH IMPORTANT INFORMATION THAT SHOULD BE CAREFULLY READ AND CONSIDERED BY EACH ELIGIBLE OFFEREE PRIOR TO MAKING A DECISION TO PARTICIPATE IN THE RIGHTS OFFERING, INCLUDING THE SECTIONS ENTITLED “CERTAIN RISK FACTORS TO BE CONSIDERED,” “VALUATION ANALYSIS,” “RIGHTS OFFERING PROCEDURES” AND “FINANCIAL INFORMATION AND PROJECTIONS.” THE DISCLOSURE STATEMENT IS AVAILABLE ON THE DEBTOR’S RESTRUCTURING WEBSITE AT CASES.PRIMECLERK.COM/BREITBURN AND COPIES ARE ALSO AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT.
II.    Rights Offering
To fully exercise its right to participate in the Rights Offering (the “Subscription Rights”), an Eligible Offeree must (i) complete the rights offering subscription exercise form (the “Rights Exercise Form”), which has been distributed with these Rights Offering Procedures to Eligible Offerees and (ii) pay the purchase price (the “Rights Exercise Price”), which is an amount equal to its pro rata share of the $465,000,000 aggregate exercise price for the Rights Offering Securities (as defined in the Backstop Commitment Agreement), such pro rata share measured as the principal amount of Unsecured Notes Claims (as defined in the Plan) held by such Eligible Offeree, as compared to the aggregate amount of Unsecured Notes Claims as of [•], 2017 (the “Rights Offering Record Date”), rounded down to the nearest dollar.
Each Eligible Offeree may exercise (in whole dollar increments) all, some, or none of its pro rata share, and the Rights Exercise Price for such Eligible Offeree will be adjusted accordingly (in whole dollar increments). Any fraction of a Rights Offering Security to be issued to an Eligible Offeree

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who elects to acquire such Rights Offering Securities shall be rounded down to the nearest whole Rights Offering Security. The total amount of Rights Offering Securities that may be purchased pursuant to the Rights Offering shall be adjusted as necessary to account for the rounding described in this section. No compensation shall be paid, whether in cash or otherwise, in respect of any rounded-down amounts.
For the avoidance of doubt, the Subscription Rights shall not be transferable, assignable, or detachable prior to the Rights Offering Record Date, other than in connection with the transfer of the corresponding Allowed Unsecured Notes Claims (as defined in the Plan) and other than in accordance with these Rights Offering Procedures. Subsequent to the Rights Offering Record Date, the Subscription Rights may not be transferrable or assignable to any party. See Section V.D. below for more information related to transfers and the procedures related thereto.
There will be no over-subscription privilege in the Rights Offering. Any unsubscribed securities will not be offered to other Eligible Offerees but will be purchased by the Commitment Parties in accordance with the Backstop Commitment Agreement.
Although it is expected that all distributions of Rights Offering Securities and Substitute Distributions, if in the form of New Permian Corp. common stock, will occur through The Depository Trust Company (“DTC”), there is no guarantee that this will occur.
III.    The Backstop
The Rights Offering will be backstopped by the Commitment Parties pursuant to the Backstop Commitment Agreement. The Commitment Parties will be provided with a special form (the “Backstop Addendum”) to attach to their Rights Exercise Form(s).
Any unsubscribed securities will not be offered to other Eligible Offerees but will be purchased by the Commitment Parties in accordance with the Backstop Commitment Agreement.
IV.    Commencement/Expiration of the Rights Offering
The Rights Offering shall commence on the day upon which the Rights Exercise Form is first mailed or made available to Eligible Offerees, which is expected to be within five (5) Business Days after receipt of the Rights Offering Approval and on or around the Rights Offering Record Date. The Rights Offering shall expire at 5:00 p.m. New York City time [•], 2017 (such time and date, as may be amended, the “Rights Expiration Time”), unless, if permitted by the Rights Offering Approval, extended by the Debtor with the consent of the Requisite Consenting Second Lien Creditors and Requisite Commitment Parties (each as defined in the Backstop Commitment Agreement). The Debtor shall promptly notify the Eligible Offerees of any extension and of the new Rights Expiration Time by press release or otherwise. The Debtor shall, if reasonably requested by the Requisite Commitment Parties, from time to time prior to the Rights Expiration Time (and any extensions thereto), notify, or cause the Subscription Agent to notify, within two business days of receipt of such request by the Debtor, the investors of the aggregate number of Subscription Rights known by the Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request.

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The Debtor, on behalf of New Permian Corp., shall furnish Rights Exercise Forms to the Eligible Offerees and/or, to the extent applicable, their brokers, dealers, commercial banks, trust companies, or other agents or nominees (the “Subscription Nominees”). Each Subscription Nominee is entitled to receive sufficient copies of these Rights Offering Procedures and the Rights Exercise Form for distribution to the beneficial owners of the Unsecured Notes for whom such Subscription Nominee holds such Unsecured Notes.
V.    Exercise of Subscription Rights by Eligible Offerees
Each Eligible Offeree that elects to participate in the Rights Offering must affirmatively make a binding, irrevocable election to exercise its Subscription Rights (the “Binding Rights Election”) before the Rights Expiration Time.

The Binding Rights Election, upon receipt by the Subscription Agent, cannot be withdrawn.

Each Eligible Offeree will be entitled to participate in the Rights Offering solely to the extent provided in these Rights Offering Procedures, except in the case of Eligible Offerees who are Commitment Parties, who are entitled to participate in the Rights Offering to the extent also provided in the Backstop Commitment Agreement.
A.    Exercise by Eligible Offerees
To exercise the Subscription Rights, each Eligible Offeree must (i) return a duly completed Rights Exercise Form to the Subscription Agent so that the duly completed Rights Exercise Form is actually received by the Subscription Agent on or before the Rights Expiration Time and (ii) pay to the Subscription Escrow Account (as defined in the Backstop Commitment Agreement), by wire transfer of immediately available funds, the Rights Exercise Price so that payment of the Rights Exercise Price is actually received by the Subscription Escrow Account on or before the Rights Expiration Time; provided, that the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until not less than two business days prior to the effective date of the Plan (the “Effective Date”), in accordance with these Rights Offering Procedures, and the Backstop Commitment Agreement.
In order to exercise its Subscription Rights, any Eligible Offeree who holds Allowed Unsecured Notes Claims through a Subscription Nominee must return a duly completed Rights Exercise Form to its Subscription Nominee or otherwise instruct its Subscription Nominee as to its instructions for the Subscription Rights (in each case in sufficient time to allow such Subscription Nominee to deliver the Rights Exercise Form to the Subscription Agent prior to the Rights Expiration Time) in accordance with procedures established by its Subscription Nominee, which, in turn, must comply with clauses (i) and (ii) of the immediately preceding paragraph.
For purposes of this Rights Offering, Wilmington Trust, National Association, in its capacity as Indenture Trustee for the each of the series of Unsecured Notes, shall not constitute a Subscription

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Nominee and shall not have any responsibility with respect to sending any Rights Offering information or collecting any Rights Exercise Forms.
B.    Deemed Representations and Acknowledgements
Any Eligible Offeree that participates in the Rights Offering is deemed to have made the following representations and acknowledgements:

(i)	Such Eligible Offeree recognizes and understands that the Subscription Rights are not transferable; and

(ii)	Such creditor represents and warrants that it is an Eligible Offeree.
C.    Failure to Exercise Subscription Rights
Unexercised Subscription Rights will be relinquished at the Rights Expiration Time. If, on or prior to the Rights Expiration Time, the Subscription Agent for any reason does not receive from an Eligible Offeree or its Subscription Nominee a duly completed Rights Exercise Form or payment of the Rights Exercise Price is not made into the Subscription Escrow Account, then unless otherwise approved by the Debtors, the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, such Eligible Offeree shall be deemed to have irrevocably relinquished and waived its right to exercises the Subscription Rights in the Rights Offering.
Any attempt to exercise Subscription Rights after the Rights Expiration Time shall be null and void and nether New Permian Corp. nor the Debtor shall be obligated to honor any such purported exercise received by the Subscription Agent after the Rights Expiration Time regardless of when the documents relating thereto were sent.
The method of delivery of the Rights Exercise Form and any other required documents is at each Eligible Offeree’s option and sole risk, and delivery will be considered made only when actually received by the Subscription Agent. Delivery by reputable overnight courier is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery prior to the Rights Expiration Time.
The risk of non-delivery of the Rights Exercise Form and any other required documents sent to the Subscription Agent in connection with the exercise of the Subscription Rights lies solely with the holders of the Allowed Unsecured Notes Claims, and none of the Debtors, the reorganized Debtors, New Permian Corp., the Commitment Parties, or any of their respective officers, directors, employees, agents or advisers, including the Subscription Agent, assumes the risk of non-delivery under any circumstance whatsoever.
D.    Transfer Restrictions
Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date who are Eligible Offerees shall have the ability to exercise Subscription Rights. The Subscription Rights shall not be transferable or assignable subsequent to the Rights Offering Record Date, other than to an “Affiliate”, as defined under Rule 501 of the Securities Act. Should an Eligible Offeree elect

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to have the Rights Offering Securities distributed to an Affiliate, such Affiliate or Affiliates must complete and submit the Rights Offering Exercise Form and make all representations and certifications and provide all necessary tax forms required thereunder.
E.    Payment for Subscription Rights
If, on or prior to the Rights Expiration Time, immediately available funds have not been deposited into the Subscription Escrow Account on behalf of an Eligible Offeree by wire transfer in an amount equal to the total Rights Exercise Price for such Eligible Offeree’s Subscription Rights, such Eligible Offeree shall be deemed to have relinquished and waived its Subscription Rights, subject to the next paragraph; provided, that the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until the two business days immediately prior to the Effective Date.
F.    Disputes, Waivers, and Extensions
Any and all disputes concerning the timeliness, viability, form, and eligibility of any exercise of Subscription Rights shall be addressed in good faith by the Debtor, on behalf of New Permian Corp., in consultation with the Commitment Parties, the determinations of which shall be final and binding. The Debtor, with the approval of the Requisite Commitment Parties, may (i) waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such times as it may determine in good faith to be appropriate or (ii) reject the purported exercise of any Subscription Rights for which the Rights Exercise Form and/or payment includes defects or irregularities. Rights Exercise Forms shall be deemed not to have been properly completed until all irregularities have been waived or cured. The Debtor reserves the right on behalf of New Permian Corp., and with the approval of the Requisite Commitment Parties, to give notice to any Eligible Offeree, Non-Eligible Offeree or Declining Offeree regarding any defect or irregularity in connection with any purported exercise of Subscription Rights by such Eligible Offeree or right to receive a Substitute Distribution by any Non-Eligible Offeree or Declining Offeree and the Debtor may, with the approval of the Requisite Commitment Parties, permit such defect or irregularity to be cured; it being understood, that none of the Debtor, New Permian Corp., the Subscription Agent, or the Commitment Parties (or any of their respective officers, directors, employees, agents or advisors) shall incur any liability for failure to give such notification.
The Debtor, on behalf of New Permian Corp., and with the approval of the Bankruptcy Court (if applicable) and the Requisite Commitment Parties, may (i) extend the duration of the Rights Offering or adopt additional detailed procedures to more efficiently administer the distribution and exercise of the Subscription Rights; and (ii) make such other changes to the Rights Offering, including changes that affect which parties constitute Eligible Offerees, Non-Eligible Offeree and/or Declining Offeree.
G.    Funds
The payments made to acquire Rights Offering Securities pursuant to the Rights Offering (the “Rights Offering Funds”) shall be deposited into the Subscription Escrow Account pending the Effective Date in a segregated account or accounts (i) which shall be separate and apart from the

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Subscription Agent’s general operating funds and any other funds subject to any lien, encumbrance, or cash collateral arrangements and (ii) which will be maintained for the purpose of holding the money for administration of the Rights Offering until the Effective Date. The Subscription Agent shall not use the Rights Offering Funds for any purpose other than to release the funds as directed by New Permian Corp., or the Debtor on behalf of New Permian Corp., on the Effective Date or as otherwise set forth in these Rights Offering Procedures or in the Plan, and, until released in accordance with the foregoing, the Rights Offering Funds will not be deemed part of the Debtors’ bankruptcy estate. The Subscription Agent shall not permit the Rights Offering Funds to be encumbered by any lien, encumbrance, or cash collateral obligation. No interest will be paid to participating Eligible Offerees on account of any amounts paid in connection with their exercise of Subscription Rights under any circumstances.
Notwithstanding anything to the contrary herein, each Commitment Party shall make all payments in connection with the Rights Offering directly to the Subscription Escrow Account at least two business days prior to the Effective Date.
H.    Participating Eligible Offeree Release
See Section 10.9 of the Plan for important information regarding releases.
VI.    Non-Eligible Offerees and Declining Offerees
A.    Conditions to Receipt of a Substitute Distribution
In order to be treated as a Non-Eligible Offeree or a Declining Offeree and receive its Substitute Distribution under the Plan, a Non-Eligible Offeree or Declining Offeree must complete, or cause its Subscription Nominee to complete, an Offering Form certifying that it is either (a) not an Accredited Investor and is a U.S. Person or (b) is an Accredited Investor or Non-U.S. Person, but has chosen to not participate in the Rights Offering, and cause such Offering Form to be delivered to the Subscription Agent on or before the Rights Offering Expiration Time. The Offering Form for each Non- Eligible Offeree or Declining Offeree must also specify if such Non-Eligible Offeree or Declining Offeree is a holder of an Allowed Unsecured Notes Claim to be eligible to receive the Substitute Distribution available to holders of each of these Claims, as described in the paragraphs below. If a Non-Eligible Offeree or Declining Offeree does not satisfy these requirements, such Non-Eligible Offeree or Declining Offeree shall be deemed to have forever and irrevocably relinquished and waived the right to receive the Substitute Distribution pursuant to the Plan and these Rights Offering Procedures. Prior to making a Substitute Distribution to a Non-Eligible Offeree or Declining Offeree, the Reorganized Debtors may require such additional information as they deem necessary to confirm that such Non-Eligible Offeree or Declining Offeree qualifies as such in accordance with these Rights Offering Procedures.
Non-Eligible Offerees and Declining Offerees that satisfy the conditions set forth herein will receive, in lieu of the opportunity to participate in the Rights Offering, the Substitute Distribution. The Substitute Distribution shall be distributed to all holders of General Unsecured Claims (as defined in the Plan), Non-Eligible Offerees and Declining Offerees on a pro rata basis on the Initial Distribution Date and Final Distribution Date (each as defined in the Plan).

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B.    Transfer Restrictions
Any transfer or assignment of a corresponding Unsecured Notes Claim by a Non-Eligible Offeree or Declining Offeree prior to the Rights Offering Record Date shall void the right to receive a Substitute Distribution.
Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date shall have the ability to receive a Substitute Distribution. The ability to receive a Substitute Distribution shall not be transferable or assignable subsequent to the Rights Offering Record Date.
VII.    Miscellaneous
A.    Issuance
The Rights Offering Securities to be issued pursuant to the Rights Offering are expected to be delivered to Eligible Offerees that have properly exercised their Subscription Rights on or as soon as practicable following the Effective Date. The Rights Offering Securities will be issued in book-entry form or other form approved by the Requisite Commitment Parties.
Although it is expected that all distributions of Rights Offering Securities and Substitute Distributions, if in the form of New Permian Corp. common stock, will occur through DTC, there is no guarantee that this will occur.
B.    Securities Law and Related Matters
The Rights Offering Securities issued to the Eligible Offerees participating in the Rights Offering will be exempt from registration under the Securities Act, and any other applicable federal and state securities laws pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D thereunder or another available exemption from registration under the Securities Act, and may not be resold or otherwise transferred, without registration under the Securities Act or an exemption therefrom, or any other applicable federal and state securities laws. Therefore, to the extent a certificate is issued in conjunction with the issuance of the Rights Offering Securities, such certificate may contain (or each book-entry position shall be deemed to contain) a restricted securities legend in form and substance substantially similar to the following:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
There is not and there may not be a public market for shares of New Permian Corp. There can be no assurance that a listing of New Permian Corp. shares will be achieved or that an active trading market for New Permian Corp. shares will ever develop or, if such a market does develop that it will be maintained.

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The Rights Offering is being conducted in good faith and in compliance with the Bankruptcy Code. In accordance with section 1125(e) of the Bankruptcy Code, a debtor or any of its agents that participates, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, in the offer, issuance, sale or purchase of a security, offered or sold under the plan of the debtor, of an affiliate participating in a joint plan with the debtor, or a newly organized successor to the debtor under the plan, is not liable, on account of participation, for violation of any applicable law, rule, or regulation governing the offer, issuance, sale or purchase of securities.

VIII.	Rights Offering Conditioned Upon Effectiveness of the Plan; Reservation of Subscription Rights; Return of Rights Offering Amount
All exercises of Subscription Rights are subject to and conditioned upon the confirmation and effectiveness of the Plan. Notwithstanding anything contained herein, in the Disclosure Statement or in the Plan to the contrary, the Debtor reserves the right, with the approval of the Requisite Commitment Parties, not to be unreasonably withheld, to modify these Rights Offering Procedures or adopt additional detailed procedures if necessary in the Debtor’s business judgment to more efficiently administer the distribution and exercise of the Subscription Rights or comply with applicable law.
In the event that (i) the Rights Offering is terminated, (ii) the Debtor revokes or withdraws the Plan, or (iii) the Backstop Commitment Agreement is terminated, the Subscription Agent shall, within five (5) Business Days of such event, return all amounts received from Eligible Offerees, without any interest, and, in the case of clauses (ii) and (iii) above, the Rights Offering shall automatically be terminated.

RIGHTS EXERCISE FORM FOR ALLOWED UNSECURED NOTES CLAIMS

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED OR SPECIFICALLY REFERENCED IN THE MATERIALS MAILED WITH THESE INSTRUCTIONS AND THE ATTACHED RIGHTS EXERCISE FORM.

INSTRUCTIONS TO RIGHTS EXERCISE FORM
IN CONNECTION WITH THE RESTRUCTURING OF
BREITBURN ENERGY PARTNERS LP AND ITS AFFILIATED DEBTORS

RIGHTS OFFERING EXPIRATION DATE
The expiration date for the exercise of Subscription Rights pursuant to the Rights Offering is 5:00 p.m., New York City time, on [•], 2017, unless otherwise extended as described in the Restructuring Support Agreement (the “Rights Expiration Time”).

You must leave sufficient time for your duly completed Rights Exercise Form to reach your Subscription Nominee and be processed and delivered to the Subscription Agent on or prior to the Rights Expiration Time.

To Holders of Allowed Unsecured Notes Claims of Breitburn Energy Partners LP and its debtor affiliates (collectively, “Breitburn”):

As disclosed in the Disclosure Statement for the Debtors’ Joint Chapter 11 Plan (the “Disclosure Statement”), Breitburn is proposing an in-court financial restructuring through the Debtors’ Joint Chapter 11 Plan (the “Plan”). A copy of the Disclosure Statement (which includes the procedures governing the Rights Offering (as amended or supplemented from time to time, the “Rights Offering Procedures”)) prepared in connection with the solicitation of votes to accept or reject the Plan is available on the Debtors’ restructuring website at cases.primeclerk.com/breitburn or upon request from the Subscription Agent (as defined below). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

Eligible Offerees (as defined below), including the Commitment Parties (as defined in the Disclosure Statement) have the right to purchase up to their respective pro rata share of $465,000,000 aggregate amount of common stock (the “Rights Offering Securities”) of New Permian Corp. (“New Permian Corp.”, as defined in the Amended and Restated Backstop Commitment Agreement) having an aggregate exercise price of $465,000,000. An “Eligible Offeree” is a holder of an Allowed Unsecured Notes Claim, as defined in the Plan, as of [•], 2017 (the “Rights Offering Record Date”), and is also either (a) an “accredited investor” (an “AI”) within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or an entity in which all of the equity investors are AIs, or (b) a non-U.S. Person, as defined under Regulation S under the Securities Act.

As provided in the Plan, in lieu of Subscription Rights, Non-Eligible Offerees will be given the opportunity to receive a substitute distribution (the “Substitute Distribution”) consisting of either their pro rata share of (i) the “GUC Cash Pool” (as defined in the Plan), which is expected to consist of $500,000 or (ii) an equivalent value of New Permian Corp. common stock. The form of the Substitute Distribution will be determined as provided for in the Plan. Eligible Offerees who choose not to participate in the Rights Offering (“Declining Offerees”) will also receive a Substitute Distribution. In order to be treated as a Non-Eligible Offeree or Declining Offeree and receive its Substitute Distribution under the Plan, such Non-Eligible Offeree or Declining Offeree must complete, or cause its Subscription Nominee to complete, an Offering Form certifying that it is either (a) not an Accredited Investor and is a U.S. Person or (b) it either an Accredited Investor or U.S. Person and declines to patriciate in the Rights Offering, and cause such

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Offering Form to be delivered to the Subscription Agent on or before the Rights Offering Expiration Time. The Offering Form for each Non- Eligible Offeree or Declining Offeree must also specify if such Non-Eligible Offeree or Declining Offeree is a holder of an Allowed Unsecured Notes Claim to be eligible to receive the Substitute Distribution available to holders of each of these Claims, as described in the paragraphs below. If a Non-Eligible Offeree or Declining Offeree does not satisfy these requirements, such Non-Eligible Offeree or Declining Offeree shall be deemed to have forever and irrevocably relinquished and waived the right to receive the Substitute Distribution pursuant to the Plan and these Rights Offering Procedures. Prior to making a Substitute Distribution to a Non-Eligible Offeree or Declining Offeree, the Reorganized Debtors may require such additional information as they deem necessary to confirm that such Non-Eligible Offeree or Declining Offeree qualifies as such in accordance with these Rights Offering Procedures.
Non-Eligible Offerees or Declining Offerees that satisfy the conditions set forth herein will receive, in lieu of the opportunity to participate in the Rights Offering, the Substitute Distribution. The Substitute Distribution shall be distributed to all holders of General Unsecured Claims (as defined in the Plan), Non-Eligible Offerees and Declining Offerees on a pro rata basis on the Initial Distribution Date and Final Distribution Date (each as defined in the Plan).
Although it is expected that all distributions of Rights Offering Securities and Substitute Distributions, if in the form of New Permian Corp. common stock, will occur through DTC, there is no guarantee that this will occur.
The Disclosure Statement sets forth important information that should be carefully read and considered by each Eligible Offeree, Non-Eligible Offeree and Declining Offeree prior to making a decision to participate in the Rights Offering.

To exercise the Subscription Rights, each Eligible Offeree must (i) return (x) a duly completed Rights Exercise Form and (y) Internal Revenue Service (“IRS”) Form W-9 or W-8 (as applicable, either of which can be found on the IRS website (www.irs.gov)), to the Subscription Agent so that the duly completed Rights Exercise Form and IRS Form W-9 or W-8 are actually received by the Subscription Escrow Account on or before the Rights Expiration Time and (ii) pay to the Subscription Agent, by wire transfer of immediately available funds, the Rights Exercise Price, so that payment of the Rights Exercise Price is actually received by the Subscription Escrow Account on or before the Rights Expiration Time; provided, that although the Commitment Parties are required to deliver this Rights Exercise Form by the deadline set forth herein, the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until two business days prior to the effective date of the Plan (the “Effective Date”), in accordance with the Rights Offering Procedures, the Restructuring Support Agreement and the Backstop Agreement.

Only holders of the Allowed Unsecured Notes Claims as of the Rights Offering Record Date who are Eligible Offerees shall have the ability to exercise Subscription Rights. The Subscription Rights shall not be transferable or assignable subsequent to the Rights Offering Record Date, other than to an “Affiliate”, as defined under Rule 501 of the Securities Act. Should an Eligible Offeree elect to have the Rights Offering Securities distributed to an Affiliate, such Affiliate or Affiliates must complete and submit this Rights Offering Exercise Form and make all representations and certifications and provide all necessary tax forms required thereunder

8.625% SENIOR NOTES DUE 2020
AND/OR 7.875% SENIOR NOTES DUE 2022

Your Subscription Nominee must process any subscription to be made on your behalf and make delivery of this Rights Exercise Form to the Subscription Agent by the Rights Expiration Time or the exercise shall be void and your Subscription Rights will terminate and be cancelled.

All questions relating to this Rights Exercise Form should be directed to Prime Clerk, the subscription agent (the “Subscription Agent”) retained by Breitburn at:
Prime Clerk
830 Third Avenue, 9th Floor
New York, New York, 10022
Attention: Breitburn Balloting
Tel: (855) 851-7887

Questions (but not documents) may be directed to breitburnballots@primeclerk.com
(please reference “Breitburn Energy” in the subject line)

2	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

To purchase Rights Offering Securities pursuant to the Rights Offering:

A.	Eligible Offerees

1.
Insert the principal amount of the Allowed Unsecured Notes Claim you beneficially hold in Item 1 of the Rights Exercise Form and whether such claim is with respect to the 8.625% Senior Notes Due 2020 (the “2020 Notes”) and/or the 7.875% Senior Notes Due 2022 (the “2022 Senior Notes”, and together with the 2020 Notes, the “Unsecured Notes”). Do not adjust the amount for any accrued or unmatured interest or any accretion factor. If you have any questions about the principal amount of Unsecured Notes held by you, please contact your bank, broker, or other nominee (each of the foregoing, a “Subscription Nominee”).

2.
Your Subscription Nominee must certify your position. The principal amount in Item 1 must be certified by your Subscription Nominee in accordance with Item 7 of the Rights Exercise Form. If you have any questions about the amount of Unsecured Notes held by you, please contact your Subscription Nominee.

3.	Complete the calculations in Items 2a and Items 2b, indicating the number of Subscription Rights that you wish to exercise. You are not required to exercise all of your Subscription Rights.

4.	Read and Sign the certification in Item 4 to prove your eligibility to participate in the Rights Offering.

5.
Provide registration information in Item 6 to indicate the beneficial holder’s name and address as you would like it to be reflected in Breitburn’s books and records for registration of the Rights Offering Securities, should they need to be registered in your name.

6.	Complete the certifications in Item 7.

7.
Return the Rights Exercise Form in the pre-addressed envelope to your Subscription Nominee (or otherwise follow the instructions of your Subscription Nominee) in sufficient time for your instructions to be processed and delivered by your Subscription Nominee to the Subscription Agent on or before the Rights Expiration Time.

8.
Pay the Rights Exercise Price to the Subscription Escrow Account, by wire transfer of immediately available funds, so that payment of the Rights Exercise Price is actually deposited into the Subscription Escrow Account on or before the Rights Expiration Time; provided, that although the Commitment Parties are required to deliver the Rights Exercise Form by the deadline set forth herein, the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until two business days prior to the Effective Date of the Plan in accordance with the Rights Offering Procedures and the Amended and Restated Backstop Commitment Agreement. The Commitment Parties will be directly provided with a special form (the “Backstop Addendum”) to attach to their Rights Exercise Form(s).

B.    Non-Eligible Offerees and Declining Offerees

1.
Insert the principal amount of the Allowed Unsecured Notes Claim you beneficially hold in Item 1 of the Rights Exercise Form and whether such claim is with respect to the 2020 Notes and/or the 2022 Senior Notes. Do not adjust the amount for any accrued or unmatured interest or any accretion factor. If you have any questions about the principal amount of Unsecured Notes held by you, please contact a Subscription Nominee.

2.
Read and Sign the certification in Item 5 certifying that either (i) you are NOT an “Accredited Investor” AND are NOT a Non-U.S. Person or (ii) you are an “Accredited Investor” or Non-U.S. Person, but have declined to participate in the Rights Offering.

3	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

3.	Sign and Date the Subscription Form.

4.
Return the Subscription Form to your Subscription Nominee in sufficient time for your instructions to be processed and delivered by your Subscription Nominee to the Subscription Agent on or before the Rights Expiration Time.

Before exercising any Subscription Rights or Substitute Distribution, you should read the Disclosure Statement, including the sections entitled “Risk Factors to Be Considered Before Voting,” “Valuation Analysis,” “Rights Offering Procedures” and “Certain Tax Consequences of the Plan.” The Disclosure Statement sets forth important information that should be carefully read and considered by each Eligible Offeree prior to making a decision to participate in the Rights Offering.

4	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

RIGHTS EXERCISE FORM IN CONNECTION WITH THE RESTRUCTURING OF BREITBURN ENERGY PARTNERS LP AND ITS AFFILIATED DEBTORS

RIGHTS OFFERING EXPIRATION DATE
The Rights Offering Expiration Date for the exercise of Subscription Rights pursuant to the Rights Offering is 5:00 p.m., prevailing New York City time, on [•], 2017, unless otherwise extended as described in the Restructuring Support Agreement (the “Rights Expiration Time”).
You must leave sufficient time for your Rights Exercise Form to reach your Subscription Nominee and be processed and delivered to the Subscription Agent prior to the Rights Expiration Time.
Please consult the section in the Disclosure Statement entitled “Rights Offering Procedures” for additional information with respect to this Rights Exercise Form.

Item 1. Amount of Unsecured Notes Held as of the Record Date. I certify that I beneficially hold an Allowed Unsecured Notes Claim with respect to the 2020 Notes and/or the 2022 Notes as of the Rights Offering Record Date in the following principal amount(s) (insert amount(s) in the boxes below) or that I am the authorized signatory of that beneficial holder. For purposes of this Rights Exercise Form, do not adjust the principal (face) amount for any accrued or unmatured interest or any accretion factor.

1a. $________________ Certified Principal Amount of 2020 Notes CUSIPS 106777AB1, 106777AA3 AND U62246AA8	1b. $________________ Certified Principal Amount of 2022 Notes CUSIPS 106777AD7, 106777AC9 AND U62246AB6

5	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 2. Subscription Rights. Pursuant to the terms and conditions set forth in the Plan, each Eligible Offeree is eligible to participate in the Rights Offering.

2a. Calculation of Maximum Amount of Rights Offering Securities. The maximum amount of Rights Offering Securities for which you may subscribe:
Box A:

____________________________ (Principal Amount of Allowed Unsecured Claim with respect to the 2020 Notes)	X	[•] (Pro Rata Multiplier)	=	_______________________________ (Maximum Amount of Rights Offering Securities) on account of 2020 Notes, Rounded Down to Nearest Dollar
Box B:

____________________________ (Principal Amount of Allowed Unsecured Notes Claim with respect to the 2022 Notes)	X	[•] (Pro Rata Multiplier)	=	_______________________________ (Maximum Amount of Rights Offering Securities) on account of 2022 Notes, Rounded Down to Nearest Dollar
Box C:

_______________________________ TOTAL of Box A + Box B (each as Rounded Down to Nearest Dollar)

2b. Subscription Amount. By filling in the following blanks, you are indicating that you are committing to purchase the aggregate amount of Rights Offering Securities specified below (specify an amount of Rights Offering Securities not greater than the amount shown in Box C, at a purchase price equal to 100% of the amount of such Rights Offering Securities so acquired, on the terms of and subject to the conditions set forth in the Plan.

____________________________ (Indicate the aggregate amount of Rights Offering Securities you elect to purchase)	X	100%	=	$_______________________________ Total Rights Exercise Price

Item 3: Payment of Total Rights Exercise Price:
Wire Instructions:
Bank: [•]
Bank Address: [•]
ABA/Routing #: [•]
Name of Account:  Prime Clerk, as Subscription Agent for Breitburn Energy Partners LP
Account #:  [•]
Insert subscribing party’s name in wire memo field

Include the Fed. Ref. number on your Rights Exercise Form.

6	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

In order to exercise the Subscription Rights, you or your Subscription Nominee must: (i) return (x) this duly completed Rights Exercise Form and (y) IRS Form W-9 or W-8 (as applicable, either of which can be found on the IRS website (www.irs.gov)), to the Subscription Agent so that such form is actually received by the Subscription Escrow Account prior to the Rights Expiration Time; and (ii) pay the Rights Exercise Price to the Subscription Escrow Account, by wire transfer of immediately available funds, so that payment of the Rights Exercise Price is actually deposited into the Subscription Escrow Account on or before the Rights Expiration Time. The Commitment Parties (in their capacities as Eligible Offerees) are required to deliver this Rights Exercise Form by the deadline set forth herein, but shall not be required to pay their respective Rights Exercise Prices until two business days prior to the Effective Date of the Plan in accordance with the Rights Offering Procedures and the Amended and Restated Backstop Commitment Agreement.
If, on or prior to the Rights Expiration Time, the Subscription Agent for any reason has not received your duly completed Rights Exercise Form and applicable IRS Form W-9 or W-8 on or prior to the Rights Expiration Time, and (other than for Commitment Parties) the Subscription Escrow Account for any reason has not received your payment in immediately available funds in an amount equal to your Rights Exercise Price, or if you otherwise do not comply with the procedures applicable to the Rights Offering, you will be deemed to have irrevocably relinquished and waived your Subscription Rights.
Item 4. Eligible Offeree Certifications.
4a    General Certification. I certify that: (i) I am an authorized signatory of the Eligible Offeree indicated below and that such Eligible Offeree has the reported principal amount of Allowed Unsecured Notes listed in Item 1 above; (ii) I have, and such Eligible Offeree has, received a copy of the Plan and the Disclosure Statement; and (iii) I understand, and such Eligible Offeree understands, that the exercise of the Subscription Rights is subject to all the terms and conditions set forth in the Disclosure Statement (including the Rights Offering Procedures set forth in Section [•] of the Disclosure Statement) and the Plan.
Further, by returning this Rights Exercise Form, I hereby certify that (A) I am the beneficial holder, or the authorized signatory of a beneficial holder, of an Allowed Unsecured Notes Claim in the principal amount listed under Item 1a and/or Item 1b above; (B) I agree, or such beneficial holder agrees, to be bound by all the terms and conditions described in the instructions and as set forth in this Rights Exercise Form; (C) I or such beneficial holder held the Allowed Unsecured Notes Claim associated with the Subscription Rights on the Rights Offering Record Date, and (D) I recognize and understand that the Subscription Rights are not transferable and that, subsequent to the Rights Offering Record Date, the benefit of the Subscription Rights are not transferrable, other than to an “Affiliate”, as defined under Rule 501 of the Securities Act.
4b    Eligible Offeree Investor Certification. By checking one of the boxes below, the Eligible Offeree certifies and represents, for the benefit of the Debtors, that it is an “Eligible Offeree” for the purposes of this Rights Offering, as follows:
The Eligible Offeree is:

a.	An “Accredited Investor” within the meanings of clauses (4), (5), or (6) of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) ☐ Yes
If “Yes,” please indicate the applicable category of the definition________

b.
An “Accredited Investor” within the meanings of clauses (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act (or is an entity in which all of the equity investors are “Accredited Investors”)? (See Annex I) ☐ Yes

If “Yes,” please indicate the applicable category of the definition________

c.	A Non-U.S. Person, as defined in Regulation S of the Securities Act? (See Annex II) ☐ Yes

7	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

If you are an Accredited Investor and do not certify in Item 4b above that you are an Accredited Investor under Rule 501(a)(1), (2), (3), or (7), you must complete Item 4c below and return a Form W-9 (a copy of which is included with the Subscription Form and is also available at http://www.irs.gov/) or, in the case of a non-U.S. person, an appropriate Form W-8 regarding your tax status.

IF THE ELIGIBLE OFFEREE FAILS TO CERTIFY (BY CHECKING “YES” TO QUESTION A, B OR C ABOVE) THAT IT IS AN AI OR NON-U.S. PERSON, THE ELIGIBLE OFFEREE RISKS FORFEITING ITS RIGHTS TO PARTICIPATE IN THE RIGHTS OFFERING.

4c    Accredited Investor and Non-U.S. Person Information. If you have indicated that you are an AI within the meanings of clauses (4), (5), and (6), please complete the following information and complete and return a certification on Form W-9 (a copy of which is available at http://www.irs.gov/) or, in the case of a non-U.S. person, an appropriate Form W-8 regarding your tax status.
I acknowledge that, by executing this Rights Exercise Form, (i) the undersigned holder will be bound to pay for the Rights Offering Securities for which it has subscribed pursuant to this Rights Exercise Form and that the subscription will not be valid if the corresponding payment is not made or the applicable IRS Form W-9 or W-8 is not received, and (ii) that the Rights Offering Securities issued to the undersigned will be reflected in New Permian Corp.’s books and records in the name and at the address set forth in Item 6 below, should they need to be registered in such undersigned holder’s name.
Date: _____________________
Name of Eligible Offeree:____________________________________
(Print or Type)

Social Security or Federal Tax I.D. No.:_________________________
(Optional)
Signature:_________________________________________________
Name of Person Signing:____________________________________
(If other than holder)
Title (if corporation, partnership or LLC):______________________
Street Address:___________________________________________
City, State, Zip Code:______________________________________
Telephone Number:________________________________________
THIS FORM SHOULD BE RETURNED ONLY
TO YOUR SUBSCRIPTION NOMINEE OR TO THE SUBSCRIPTION AGENT.1

REQUIRED REGISTRATION INFORMATION: Please indicate in Item 6 the beneficial holder’s name and address as you would like it to be reflected in New Permian Corp.’s books and records for registration of the Rights Offering Securities, should they need to be registered in your name.
____________________

[1]
For purposes of this Rights Offering, U.S. Bank National Association, in its capacity as Indenture Trustee for the Unsecured Notes, shall not constitute a Subscription Nominee and shall have no responsibility with respect to sending any Rights Offering information or collecting any Rights Exercise Forms.

8	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

REQUIRED NOMINEE CERTIFICATION: The beneficial holder’s NOMINEE must complete the Subscription Nominee Certification attached as Item 8.

Item 5. Non-Eligible Offeree and Declining Offeree Certifications.
5a    General Certification. I certify that: (i) I am an authorized signatory of the Non-Eligible Offeree or Declining Offeree indicated below and that such Non-Eligible Offeree or Declining Offeree has the reported principal amount of Unsecured Notes listed in Item 1 above; (ii) I have, and such Non-Eligible Offeree or Declining Offeree has, received a copy of the Plan and the Disclosure Statement; and (iii) I understand, and such Non-Eligible Offeree or Declining Offeree understands, that the receipt of any Substitute Distribution is subject to all the terms and conditions set forth in the Disclosure Statement (including the Rights Offering Procedures set forth in Section XIII of the Disclosure Statement) and the Plan.
5b    Non-Eligible Offeree Certification. By checking the box below, the Non-Eligible Offeree certifies and represents, for the benefit of the Debtors, that it is either (a) a “Non-Eligible Offeree” for the purposes of this Rights Offering or (b) a “Declining Offeree”, as follows:
The Offeree is:

a.
A Non-Eligible Offeree because it (i) is NOT an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) AND (ii) is NOT a Non-U.S. Person as defined in Regulation S of the Securities Act (See Annex II) Yes

b.
A Declining Offeree because it (i) is EITHER an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act? (See Annex I) OR is Non-U.S. Person as defined in Regulation S of the Securities Act (See Annex II) AND DECLINES to participate in the Rights Offering Yes

IF THE NON-ELIGIBLE OR DECLINING OFFEREE FAILS TO CERTIFY (BY CHECKING “YES” TO ONE OF ABOVE) THAT IT IS EITHER (A) NOT AN “ACCREDITED INVESTOR” AND IS NOT A NON-U.S. PERSON OR (B) A DECLINING OFFEREE, THE NON-ELIGIBLE OFFEREE OR DECLINING OFFEREE SHALL FORFEIT ANY RIGHTS IT HAD TO PARTICIPATE IN THE SUBSTITUTE DISTRIBUTION.

Item 6. Entity or Person to Receive Rights Offering Securities.

Name For Name fields. These fields must match the name of the beneficial owner on [•], 2017. (Maximum 35 Characters):_________________________________________________

Name (continued)
(Maximum 35 Characters):_______________________________________________________

Attention (Maximum 35 Characters)________________________________________________

Address 1 (Maximum 35 Characters) _________________________________________________

Address Line 2 (Maximum 35 Characters):____________________________________________
City: ______________________________________ State: _____________ Zip: ____________
FOREIGN Country Name: ___________________________

9	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

US Tax ID/EIN: ___________________________ OR Check here if non-US (no TIN)
PLEASE ALSO PROVIDE ONE OF THE FOLLOWING TAX FORMS, AS APPLICABLE, WHEN YOU RETURN THIS COMPLETED FORM:
W-9, W-8BEN, W-8ECI, W-8EXP, W-8IMY

10	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 7.     Ownership Certifications. For purposes of these certifications, the terms “own” and “acquire” and any variation thereon shall as used herein mean as determined for U.S. federal income tax purposes, the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Cumulative Redeemable Preferred Units, Series B Preferred Units and common units of BBEP, and the phrase “to its actual knowledge” means the actual knowledge of the individual signing this form on behalf of a beneficial holder.
(a)    Existing BBEP Equity Interests Owned By Tax-Regarded Owner. Each beneficial holder certifies, to its actual knowledge, that it (or, if such holder is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) either (i) is the owner of Existing BBEP Equity Interests of the type and in the amount(s) inserted into the boxes below or (ii) if no entries are made in the boxes below, does not own any Existing BBEP Equity Interests.

Your Customer Account Number for Each Beneficial Holder That Completed Clause (a)	Amount and Type of Existing BBEP Equity Interests Owned by Your Customer (When Form Completed)
	Amount	Type

If your Existing BBEP Equity Interests are held by a nominee on your behalf and you do not know the amount of the Existing BBEP Equity Interests held, please contact your nominee immediately to obtain the amount.
(b)    Amount and Type of Existing BBEP Equity Interests Owned by Certain Affiliates. Each beneficial holder completing a Rights Offering Exercise Form certifies, to its actual knowledge, that any person wholly owned by or wholly owning (in each case, directly or indirectly) such holder either (i) is the owner of Existing BBEP Equity Interests of the type and in the amount(s) inserted into the boxes below or (ii) if no entries are made in the boxes below, does not own any Existing BBEP Equity Interests. For the avoidance of doubt, do not include in the table below any units already reflected in the table above under Clause (a).

Name of Wholly Owning Person	Amount and Type of Existing BBEP Equity Interests Owned (When Form Completed)
	Amount	Type

11	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Name of Wholly Owned Entity	Amount and Type of Existing BBEP Equity Interests Owned (When Form Completed)
	Amount	Type

If such person’s Existing BBEP Equity Interests are held by a nominee on its behalf and it does not know the amount of the Existing BBEP Equity Interests held, please contact such nominee immediately to obtain the amount.
The undersigned confirms and attests to each of the certifications in Clauses (a) and (b) of this Item 7 and agrees that it shall cooperate with the Debtors, New Permian Corp. and the Reorganized Debtors and make available such information, records or other documents as are within the possession or control of such beneficial holder and are reasonably requested by the Debtors, New Permian Corp. and the Reorganized Debtors in respect of the preparation of any tax filing, any audit or other proceeding, in each case as relates to the income tax treatment of the Restructuring Transactions effectuated pursuant to the Plan; provided, however, for the avoidance of doubt, that such information, records or other documents shall not include any information that is confidential or proprietary in any respect (as determined in the undersigned’s sole discretion).
Date: _____________________
Name of Beneficial Holder:_________________________________
(Print or Type)

Social Security or Federal Tax I.D. No.:_________________________
(Optional)
Signature:_________________________________________________
Name of Person Signing on Behalf of Beneficial Holder:____________________________________
(If other than holder)
Title (if corporation, partnership or LLC):______________________
Street Address:___________________________________________
City, State, Zip Code:______________________________________
Telephone Number:________________________________________

12	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Item 8.     Subscription Nominee Certification. Your ownership of Allowed Unsecured Notes must be confirmed by your Subscription Nominee. The Subscription Nominee holding your Allowed Unsecured Notes as of the Rights Offering Record Date, [•], 2017, must complete the box below on your behalf.

For Use Only by the Subscription Nominee
DTC Participant Name:

___________________________________

DTC Participant Number: ______________

Principal Amount of Notes held by Nominee for this account as of the Rights Offering Record Date, [•], 2017:

CUSIP 106777AB1:

$______________________ principal amount

CUSIP 106777AA3:

$______________________ principal amount

CUSIP U62246AA8:

$______________________ principal amount

and/or

CUSIP 106777AD7:

$______________________ principal amount

CUSIP 106777AC9:

$______________________ principal amount

CUSIP U62246AB6:

$______________________ principal amount

(the “Certified Principal Amount”)

________________________________
Nominee Contact name

________________________________
Nominee Contact email address - print clearly!

 (______)_________________________
Nominee Contact telephone number

MEDALLION GUARANTEE:
(In lieu of providing an original medallion stamp, a Nominee may provide an original notarized signature on this registration instruction sheet and a list of authorized signatories on the letterhead of the Nominee.)

THE SUBSCRIPTION PAYMENT AMOUNT MUST BE PAID IN ACCORDANCE WITH THE INSTRUCTIONS IN ITEM 3 ON OR BEFORE THE RIGHTS EXPIRATION TIME OR AS OTHERWISE DESCRIBED THEREIN.

13	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Annex I
Accredited Investor Definitions
“Accredited Investor” as defined in Rule 501 of Regulation D of the Securities Act shall mean any person who comes within any of the following categories:

(1)
Any bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

(2)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
(i) Except as provided in clause (ii) paragraph (5), for purposes of calculating net worth under this paragraph (5):
(A) The person's primary residence shall not be included as an asset;

14	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

(B) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(C) Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;
(ii) Clause (i) of this paragraph (5) will not apply to any calculation of a person's net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that:
(A) Such right was held by the person on July 20, 2010;
(B) The person qualified as an Accredited Investor on the basis of net worth at the time the person acquired such right; and
(C) The person held securities of the same issuer, other than such right, on July 20, 2010.

(6)
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(8)	Any entity in which all of the equity owners are Accredited Investors.

15	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

Annex II
U.S. and non-U.S. Person definitions
Rule 903(k) of Regulation S:
(1) “U.S. person” means:
(i) Any natural person resident in the United States;
(ii) Any partnership or corporation organized or incorporated under the laws of the United States;
(iii) Any estate of which any executor or administrator is a U.S. person;
(iv) Any trust of which any trustee is a U.S. person;
(v) Any agency or branch of a foreign entity located in the United States;
(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii) Any partnership or corporation if:
(A) Organized or incorporated under the laws of any foreign jurisdiction; and
(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.
(2) The following are not “U.S. persons”:
(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

16	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

(B) The estate is governed by foreign law;
(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
(v) Any agency or branch of a U.S. person located outside the United States if:
(A) The agency or branch operates for valid business reasons; and
(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

17	8.625% SENIOR NOTES DUE 2020 AND/OR 7.875% SENIOR NOTES DUE 2022

BACKSTOP ADDENDUM TO ALLOWED UNSECURED NOTES CLAIMS RIGHTS EXERCISE FORM
FOR COMMITMENT PARTIES ONLY

This addendum has only been provided to Commitment Parties
To the Nominee of the Commitment Party listed below and to the Subscription Agent:
Instruction 8 of the Rights Exercise Form states the following:
Pay the Rights Exercise Price to the Subscription Escrow Account, by wire transfer of immediately available funds, so that payment of the Rights Exercise Price is actually deposited into the Subscription Escrow Account on or before the Rights Expiration Time; provided, that although the Commitment Parties are required to deliver the Rights Exercise Form by the deadline set forth herein, the Commitment Parties (in their capacities as Eligible Offerees) shall not be required to pay their respective Rights Exercise Prices until two business days prior to the Effective Date of the Plan in accordance with the Rights Offering Procedures and the Backstop Commitment Agreement. The Commitment Parties will be directly provided with a special form (the “Backstop Addendum”) to attach to their Rights Exercise Form(s).
     is a Commitment Party.
(Commitment Party Name)
In accordance with the Backstop Commitment Agreement, the Commitment Party listed above is not required to fund its Rights Exercise Price at this time, and is required to fund its Rights Exercise Price no later than two business days prior to the Effective Date.
To the Subscription Agent:
Please provide the following contact information for the Commitment Party listed above for any relevant funding notice(s):
Contact Name:
Contact Email:
Contact Telephone:
This completed form should be attached to the Rights Exercise Form of the applicable Commitment Party when it is submitted to the Subscription Agent.

Schedule 5.12(d)(iii)
Acreage Swaps

Date of Agreement	Parties	Docket Numbers
2017/04	BREITBURN OPERATING LP DIAMONDBACK O&G LLC	Motion: 989 Order: 1078
2017/05	BREITBURN OPERATING LP SM ENERGY COMPANY	Motion: 1116 Order: 1191
2017/06	BREITBURN OPERATING LP CROWNROCK OPERATING, LLC CROWNROCK, L.P.	Motion: 1114 Order: 1192
PENDING CLOSING	BREITBURN OPERATING LP CONOCOPHILLIPS COMPANY	Motion: 760 Order: 869
PENDING CLOSING	BREITBURN OPERATING LP ENDEAVOR ENERGY RESOURCES, LP GUIDON OPERATING LLC	Motion: 1008 Order: 1077

Schedule 5.12(d)(iii)

Schedule 5.13
Hedging Contracts
None.

Schedule 5.13